Semi-Annual Report
June 30,2000



Monetta Family
Of Mutual Funds
No-Load


Monetta Fund

Monetta Trust

  Small-Cap Equity Fund
  Mid-Cap Equity Fund
  Large-Cap Equity Fund
  Balanced Fund
  Intermediate Bond Fund
  Government Money Market Fund

1-800-MONETTA
WWW.MONETTA.COM

TABLE OF CONTENTS

Performance Highlights

      Monetta Fund                          5
      Monetta Small-Cap Equity Fund         6
      Monetta Mid-Cap Equity Fund           7
      Monetta Large-Cap Equity Fund         8
      Monetta Balanced Fund                 9
      Monetta Intermediate Bond Fund        10
      Monetta Government Money Market Fund  11

Schedule of Investments

      Monetta Fund                          13
      Monetta Small-Cap Equity Fund         17
      Monetta Mid-Cap Equity Fund           18
      Monetta Large-Cap Equity Fund         20
      Monetta Balanced Fund                 21
      Monetta Intermediate Bond Fund        22
      Monetta Government Money Market Fund  23

Financial Statements

      Statements of Assets & Liabilities    24
      Statements of Operations              25
      Statements of Changes in Net Assets   26
      Notes to Financial Statements         28


Footnote:
Past performance is no guarantee of future results. The principal value and return on your investment will fluctuate and, on redemption, may be worth more or less than your original cost. Historically, small company stocks have been more volatile than large company stocks, U. S. Government Bonds, and Treasury Bills. An investment in the Government Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other Government Agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Excluding the Government Money Market Fund, the Monetta Funds, at the discretion of the Portfolio Manager, may invest in Initial Public Offerings (IPO's)which may significantly impact their performance. Due to the speculative nature of IPO's, there can be no assurance that IPO participation will continue and that IPO's will have a positive effect on Funds' performance. For six months ended June 30, 2000, none of the Funds participated in IPO's.

References to individual securities are the views of the Advisor at the date of this report and are subject to change. References are not a recommendation to buy or sell any security. Fund holdings are subject to change.

Since indices are unmanaged, it is not possible to invest in them.

Sources for performance data include Lipper Analytical Services, Inc., and Frank Russell Company.

July 24, 2000

Dear Fellow Shareholders:

We are pleased to enclose the Monetta Family of Funds Semi-Annual Report for the period ending June 30, 2000. All of the Monetta Funds posted positive returns, with especially strong performances from the Monetta Fund and Mid-Cap Fund, which appreciated 14.97% and 14.84%, respectively, for the six-month period.

Except for the S&P Mid-Cap 400 Index, which was up 8.43% since the beginning of this year, the other major stock market indices declined. The Dow Jones, S&P 500 and NASDAQ composite declined 8.44%, 0.43% and 2.54%, respectively.

The six-month investment returns were affected by continued strong economic growth, which increased investor concern about aggressive Federal Reserve (Fed) tightening. Also, the significant technology sector revaluation in April created excessive market volatility as the NASDAQ lost 35% from its March 10th peak. Investor concerns subsided in June as economic data showed signs of slowing, easing inflationary pressure and the probability of further interest rate increases. Technology and healthcare stocks dominated the performance of all indices as the "New Economy" growth stocks led the market.

Growth stocks are the core investments of our equity portfolios. The Funds benefited from investor interest in this sector, particularly in the Small and Mid-Cap issues. Monetta's primary investment philosophy is to invest in companies that demonstrate strong and improving growth characteristics. We pay special attention to money flow trends, stock chart patterns and companies meeting or exceeding earnings expectations. The sell discipline is swift to either lock in gains or cut losses quickly.

With increasing evidence that economic activity is slowing and inflationary pressures easing, the odds of the Fed piloting a "soft landing" for the economy are improving. Near term market risks include a possible decline in earnings momentum, a multiple contraction and the November election that could always provide a few surprises. We believe that the same themes that produced favorable returns in the past will continue to do so in the future. Investor enthusiasm for technology stocks is still high as they continue to report exceptionally strong earnings. We continue to be overweighed in this sector of the market.

We are pleased to announce that we have recently updated the Monetta website at www.monetta.com. There is a new educational section called Storyland and new speed buttons for quick access to the most frequently visited pages.

Also, in the very near future, Monetta shareholders will be able to view their accounts using the Internet. This is our first step towards creating an interactive shareholder information system.

We appreciate your continued confidence in the Monetta Funds and look forward to a profitable future.

Sincerely,

Robert S. Bacarella                             Timothy R. Detloff
President and Founder                           Vice-President

(THIS PAGE INTENTIONALLY LEFT BLANK)

MONETA FUND                               Period ended 06/30/2000

Investment Objective:        Market Capitalization:  Total Net Assets:
Capital Appreciation/Income  $2.0 billion            $148.1 million

PERFORMANCE:            Average Annual Total Return

                        1 Year      5 Year      10 Year
Monetta Fund            71.78%      17.32%      14.34%
Russell 2000*           14.32%      14.27%      13.56%

*Source Frank Russell Company

Past performance is no guarantee of future results. The principal value and return on your investment will fluctuate and, on redemption, may be worth more or less than your original cost. The recent growth rate in the stock market has helped to produce short-term returns that are not typical and may not continue in the future. Because of ongoing market volatility, fund performance may be subject to substantial short-term changes. The graph to the right compares the change in value of a $10,000 investment in the Monetta Fund and the Russell 2000 Stock Index, with dividend and capital gains reinvested. The Russell 2000 Stock Index is a broad measure representative of the general market.


(Performance Graph Appears Here)


Measurement      Monetta       Russell
Period           Fund          2000
    6/90         10,000        10,000
    9/90          8,071         7,546
    12/90         9,452         7,926
    3/91         11,202        10,282
    6/91         11,539        10,123
    9/91         13,100        10,948
    12/91        14,735        11,575
    3/92         14,829        12,444
    6/92         13,883        11,595
    9/92         14,295        11,927
    12/92        15,543        13,707
    3/93         14,513        14,292
    6/93         14,620        14,604
    9/93         15,757        15,881
    12/93        15,620        16,298
    3/94         15,208        15,865
    6/94         14,384        15,248
    9/94         15,396        16,306
    12/94        14,650        16,001
    3/95         16,062        16,739
    6/95         17,172        18,308
    9/95         19,311        20,116
    12/95        18,755        20,552
    3/96         19,044        21,601
    6/96         19,634        22,681
    9/96         19,599        22,758
    12/96        19,058        23,942
    3/97         17,674        22,704
    6/97         21,308        26,384
    9/97         25,568        30,311
    12/97        24,049        29,295
    3/98         26,694        32,242
    6/98         24,300        30,739
    9/98         18,589        24,545
    12/98        21,876        28,549
    3/99         19,419        27,001
    6/99         22,227        31,200
    9/99         22,490        29,228
    12/99        33,208        34,618
    3/00         39,481        37,069
    6/00         38,178        35,668




PORTFOLIO COMPOSITION

Telecommunications                  5.1%
Pharmaceuticals                     5.4%
Computers                           11.1%
Telecommunications Equipment        11.3%
Software                            11.6%
Electronics                         15.7%
Semiconductors                      18.7%
All Other Industries                20.2%
(A)                                 0.9%


                              TOP 5 EQUITY HOLDINGS:
                              % of Net Assets
Amphenol Corp.                      1.6%
Actel Corp.                         1.2%
Siliconix, Inc.                     1.2%
Int'l Rectifier Corp.               1.2%
M-Systems Flash Disk Pioneers Ltd.  1.2%
Total Top 5 Holdings                6.4%

(A) Short-term investments net of other assets and liabilities.

COMMENTARY
The Monetta Fund posted a return of 14.97% during the first half of 2000, well ahead of the 3.04% return for the benchmark Russell 2000 Index. For the one-year period ended June 30, 2000, the Fund's return was 71.78% versus the Russell 2000 Index of 14.32%

In mid 1999, we increased the weightings in our technology, telecommunications and health care stocks. Despite the volatility during the March to May 2000 time period, these groups continue to perform well as they all have excellent fundamentals. The strong revenue and earnings growth that these companies are demonstrating is expected to extend well into the year 2001. Because of this visibility, the market is rewarding these stocks.

A number of our holdings have produced excellent returns this year. Among our strongest performing stocks are Power-One, Inc., Keithley Instruments, Newport Corp. and Anaren Microwave. On June 30, 2000 they represented 0.69%, 0.91%, 0.80% and 0.89%, respectively, of net assets.
We continue to maintain approximately 250 positions in the Fund. This is due to stock liquidity issues and our desire to protect against severe individual stock volatility. While the market has rewarded companies that demonstrate strong fundamentals, it is equally harsh when a company does not meet expectations.

We continually monitor industries and individual stocks for changes in sentiment that can be profitably exploited. For example, generic drug stocks came into favor earlier in 2000, and we took positions in a number of securities which have done well. We will continue to stay heavily invested in technology and health care, but will be quick to shift more assets into other industry groups if situations dictate.

We are encouraged by the continued strong performance of small-cap stocks in relation to large-cap stocks. Given the extremely long period before 1999 that small-cap stocks under-performed relative to large-caps, we are hopeful that the current trend of small-cap out performance will continue for some time to come.

Monetta Small-Cap Equity Fund             Period ended 06/30/2000

Investment Objective:      Market Capitalization:     Total Net Assets:
Capital Appreciation       $1.8 billion               $5.2 million


PERFORMANCE:                       Average Annual Total Return
                                                               Since
                                                               Inception
                                        1 Year     3 Year      2/1/97
Monetta Small-Cap
  Equity Fund                           46.56%     25.54%      28.31%
Russell 2000*                           14.32%     10.57%      11.74%

*Source Frank Russell Company.

Past performance is no guarantee of future results. The principal value and return on your investment will fluctuate and, on redemption, may be worth more or less than your original cost. The graph to the right compares the change in value of a $10,000 investment in the Monetta Small-Cap Equity Fund and the Russell 2000 Stock Index with dividend and capital gains reinvested. The Russell 2000 index is a broad measure representative of the general market.


(Performance Graph Appears Here)


Measurement   Small-      Russell
Period        Cap         2000

12/96         10,000      10,000
3/97          9,490       9,297
6/97          11,820      10,804
9/97          15,089      12,412
12/97         14,716      11,996
3/98          15,956      13,203
6/98          15,317      12,588
9/98          12,237      10,051
12/98         14,278      11,690
3/99          13,223      11,057
6/99          15,930      12,776
9/99          16,057      11,969
12/99         23,260      14,177
3/00          26,191      15,181
6/00          23,347      14,607



PORTFOLIO COMPOSITION

All Other Industries          11.9%
Semiconductors                16.8%
Electronics                   15.5%
Telecommunications Equipment  11.3%
Computers                     10.7%
Software                      10.2%
Healthcare                    9.7%
Pharmaceuticals               7.0%
(A)                           6.9%


                              TOP 5 EQUITY HOLDINGS:
                              % of Net Assets

Aremissoft Corp.                    6.0%
Micrel, Inc.                        4.6%
Amphenol Corp.                      4.5%
MRV Communications, Inc.            4.4%
Cybex Computer Products Corp.       4.2%
Total Top 5 Holdings                23.7%

(A) Short-term investments net of other assets and liabilities.

COMMENTARY
The Monetta Small-Cap Equity Fund posted a return of 0.37% during the first half of 2000, which lagged the Russell 2000 Index benchmark return of 3.04%. For the one-year ended June 30, 2000, the Fund's return was 46.56% versus the Russell 2000 Index of 14.32%.

The Monetta Small-Cap Equity Fund is a concentrated portfolio, generally holding between 30 and 45 positions due to its small asset base. Because of the more concentrated equity position size, individual stock performance and volatility will have a much larger impact on fund performance. As the asset base increases, we intend to increase the number of holdings.

The market was extremely volatile during the March through May 2000 time period, with the Nasdaq index falling over 35% from its peak on March 10, 2000 to its trough in late May. Because of the concentrated nature of the Monetta Small-Cap Equity Fund, it suffered disproportionately during this market downturn. This is the primary reason why the Small-Cap Fund under-performed its benchmark during the first half of 2000.

A number of individual securities posted very strong returns during the first half of 2000. The two strongest performers were Anaren Microwave and Silicon Storage Technology. On June 30, 2000 they represented 3.1% and 1.7%, respectively, of net assets. Securities which performed poorly were eliminated from the portfolio, consistent with our sell discipline.

We are encouraged by the strong move in small-cap stocks during the month of June 2000. We are identifying companies in the technology, health care and other related areas which are demonstrating excellent revenue and earnings growth. These stocks are currently well off the price levels attained earlier in 2000 and are the types of companies that we are currently adding to the Fund.

We continue to feel that there has never been a better time to be invested in small-cap stocks. There are many exciting high growth companies in this investment class.

Monetta Mid-Cap Equity Fund               Period ended 06/30/2000

Investment Objective:   Market Capitalization:        Total Net Assets:
Capital Appreciation    $10.9 billion                 $22.0 million

PERFORMANCE:
                                                Since Inception
                        1 Year      5 Year      3/1/93
Monetta Mid-Cap
  Equity Fund           57.58%      23.89%      23.94%
S&P 400 Mid-Cap*        15.71%      19.56%      16.25%

*Source Lipper Analytical Services, Inc.

Past performance is no guarantee of future results. The principal value and return on your investment will fluctuate and, on redemption, may be worth more or less than your original cost. The recent growth rate in the stock market has helped to produce short-term returns that are not typical and may not continue in the future. Because of ongoing market volatility, fund performance may be subject to substantial short-term changes. The graph above to the right compares the change in value of a $10,000 investment in the Monetta Mid-Cap Equity Fund to the S&P 400. The S&P 400 index is a broad measure representative of the general market.


(Performance Graph Appears Here)


Measurement    Mid-Cap                   S&P 400
Period         Fund

3/1/93         10,000                    10,000
3/93           11,670                    10,220
6/93           11,880                    10,455
9/93           13,120                    10,978
12/93          13,540                    11,274
3/94           13,475                    10,793
6/94           13,109                    10,399
9/94           13,887                    11,103
12/94          13,835                    10,817
3/95           14,835                    11,692
6/95           16,536                    12,723
9/95           17,603                    13,965
12/95          17,233                    14,165
3/96           18,717                    15,037
6/96           19,106                    15,470
9/96           19,855                    15,920
12/96          21,402                    16,885
3/97           21,314                    16,634
6/97           24,277                    19,085
9/97           27,761                    22,145
12/97          27,639                    22,329
3/98           30,239                    24,787
6/98           29,362                    24,257
9/98           22,920                    20,800
12/98          27,408                    26,472
3/99           27,145                    24,783
6/99           30,639                    28,290
9/99           28,862                    25,840
12/99          41,719                    30,192
3/00           50,597                    33,926
6/00           47,911                    32,736



PORTFOLIO COMPOSITION

All Other Industries          23.2%
Software                      12.7%
Software-Internet             12.5%
Telecommunication Equipment   11.3%
Semiconductors                10.1%
Computers                     9.7%
Electronics                   9.2%
(A)                           6.2%
Telecommunications            5.1%


                              TOP 5 EQUITY HOLDINGS:
                              % of Net Assets
Redback Networks, Inc.        1.6%
VeriSign, Inc.                1.6%
Ciena, Inc.                   1.5%
Entrust Technologies, Inc.    1.5%
Micromuse, Inc.               1.5%
Total Top 5 Holdings          7.7%

(A) Short-term investments net of other assets and liabilities.

COMMENTARY

For the first half of 2000, the Mid-Cap Fund posted a strong return of 14.84%. It significantly outperformed the 8.43% return of its benchmark, the S&P Mid-Cap 400 Index. For the one-year period ended June 30, 2000, the Fund's return was up 57.58%, which was more than triple the 15.71% return of its benchmark.

This Fund invests primarily in medium sized companies with strong growth characteristics. The Fund's growth emphasis kept it away from weaker areas of the market, such as retail type companies. The Fund is broadly invested in the technology sector, which accounted for most of its above average relative performance.

Within industry groups, we initiated positions in the banking and healthcare industries. New stock purchases included Northern Trust, State Street Corp., Pacific Health Systems, Inc. and Wellpoint Health Network, Inc. With the purchase of SDL Inc., RF Micro Devices Inc. and Digital Lightwave, investments in the Telecommunication Equipment group increased from 6.1% to 11.3%.

Among the Fund's top individual stock performers, for 2000, were PMC-Sierra, Inc., Scientific Atlanta, Inc. and Siebel Systems, Inc. At June 30, 2000, these securities represented 1.21%, 1.36% and 1.49%, respectively, of the Fund.

The worst contributors to Fund performance included Commerce One, Inc., Legato Systems, RCN Corporation and Efficient Networks. As part of our sell discipline, all except the Commerce One issue were sold. The Commerce One position is currently under review.

This is an actively managed portfolio that is constantly seeking out growth companies with above average earnings and growth prospects. We continue to emphasize the technology and healthcare sectors. To minimize the risk of one security significantly affecting fund performance, we are gradually increasing the number of individual fund holdings.

Due to the liquidity and speculative nature of this Mid-Cap area, short-term volatility could be excessive. It is important to maintain a long-term investment time horizon when investing in this sector of the market.

Monetta Large-Cap Equity Fund       Period ended 06/30/2000

Investment Objective:   Market Capitalization:        Total Net Assets:
Capital Appreciation    $122.2 billion                $9.3 million

PERFORMANCE:
                                                Since Inception
                        1 Year      3 Year      9/1/95
Monetta Large-Cap
  Equity Fund           32.24%      24.64%      25.72%
S&P 500*                7.24%       19.67%      23.81%

*Source Lipper Analytical Services, Inc.

Past performance is no guarantee of future results. The principal value and return on your investment will fluctuate and, on redemption, may be worth more or less than your original cost. The graph above to the right compares the change in value of a $10,000 investment in the Monetta Large-Cap Equity Fund to the S&P 500. The S&P 500 Composite index is a broad measure representative of the general market.


(Performance Graph Appears Here)




Measurement   Large-Cap
Period        Fund         S&P 500

9/95          10,000       10,482
12/95         10,574       11,105
3/96          11,344       11,701
6/96          11,923       12,225
9/96          12,864       12,603
12/96         13,555       13,653
3/97          13,842       14,020
6/97          15,621       16,465
9/97          17,333       17,699
12/97         17,167       18,207
3/98          18,413       20,745
6/98          18,008       21,433
9/98          14,165       19,307
12/98         18,716       23,441
3/99          21,543       24,608
6/99          22,880       26,343
9/99          22,366       24,699
12/99         28,820       28,372
3/00          31,838       29,022
6/00          30,259       28,250




PORTFOLIO COMPOSITION

All Other Industries                20.8%
Computers                           17.9%
Telecommunications Equipment        15.5%
Semiconductors                      11.8%
Software                            7.5%
Telecommunications                  7.4%
Diversified Financial Services      6.9%
Retail                              5.9%
Health Care                         5.6%
(A)                                 0.7%



                               TOP 5 EQUITY HOLDINGS:
                              %of Net Assets
Nortel Networks Corp.         3.9%
EMC Corp.                     3.3%
Juniper Networks, Inc.        3.1%
Kohl's Corp.                  3.0%
Texas Instruments, Inc.       2.9%
Total Top 5 Holdings          16.2%

(A) Short-term investments net of other assets and liabilities.

COMMENTARY

For the six months ended June 30, 2000, the Large-Cap Fund posted a solid return of 4.99%. The Fund exceeded its benchmark index, the S&P 500, which declined 0.43% since the beginning of the year. For the one-year period ended June 30, 2000, the Fund posted a 32.24% return significantly exceeding the S&P 500 Index return of 7.24%.

Large capitalization growth stocks continued to be the market leaders over the past six months. The Fund's emphasis on Large-Cap growth stocks enhanced its return relative to the benchmark. Technology was one of the top performing industry sectors for 2000. The largest technology sector weightings were the telecommunication equipment and computer related sectors, representing 15.5% and 17.9% respectively, of the portfolio.

Fund activity increased, especially during the second quarter, when technology stocks declined significantly. We used this market pullback as a buying opportunity to shift into leading technology companies in the fiber-optic area such as Corning, Inc. and Nortel Networks Corp. We also added to the Internet backbone sector by initiating positions in Juniper Networks, Oracle Corporation and Brocade Communications Systems, Inc. We reduced the Fund's exposure to the media, retail and oil/gas sectors, with the sale of Clear Channel Communications, Dayton Hudson/Target and Halliburton.

Among the Fund's strongest individual stock performers since year-end were Micron Technology, Corning, Inc., and Oracle Corp. On June 30, 2000 these issues represented 2.83%, 2.89% and 2.70%, respectively, of net assets. One of the Fund's weakest performers was Microsoft primarily due to the Justice Department antitrust investigation. We continue to like the company's long-term prospects and are monitoring this situation closely.

Due to the exceptional investment returns of the larger capitalization issues over the past few years, we anticipate much more subdued price appreciation this year. Stock selection, especially in those companies that are insulated from economic slow down or higher interest rate levels, is a primary investment consideration. We continue to seek out those companies whose earnings and revenues are growing at an accelerated rate.

Monetta Balanced Fund                       Period ended 06/30/2000

Investment Objective:        Market Capitalization:      Average Maturity:
Capital Appreciation/Income  $101.8 billion              10.1 Years

Total Net Assets:
$10.3 million

PERFORMANCE:
                                                Since Inception
                        1 Year      3 Year      9/1/95
Monetta Balanced Fund   21.41%      17.92%      19.86%
  S&P 500*              7.24%       19.67%      23.81%
Lehman Bros. Gov't/Corp.
  Bond Index*           (4.32)%     6.03%       6.12%

*Source Lipper Analytical Services, Inc.

Past performance is no guarantee of future results. The principal value and return on your investment will fluctuate and, on redemption, may be worth more or less than your original cost. The graph above to the right compares the change in value of a $10,000 investment in the Monetta Balanced Fund to the S&P 500 Index and the Lehman Gov't/Corp. Bond with dividends and capital gains reinvested.


(Performance Graph Appears Here)

Measurement
Period        Balanced      S&P 500    Lehman Corp/Govt Bond

9/95          10,000        10,482     10,000
12/95         10,616        11,105     10,573
3/96          11,131        11,701     10,326
6/96          11,913        12,225     10,374
9/96          12,547        12,603     10,557
12/96         13,369        13,653     10,880
3/97          13,358        14,020     10,786
6/97          14,642        16,465     11,179
9/97          16,431        17,699     11,570
12/97         16,205        18,207     11,941
3/98          17,321        20,745     12,123
6/98          16,923        21,433     12,351
9/98          15,004        19,307     12,962
12/98         17,602        23,441     12,979
3/99          18,952        24,608     12,823
6/99          19,782        26,343     12,682
9/99          19,353        24,699     12,751
12/99         22,814        28,372     12,698
3/00          24,609        29,022     13,040
6/00          24,018        28,250     13,229



PORTFOLIO COMPOSITION

Common Stocks           63.2%
Corporate Bonds         25.1%
Mortgage Obligations    5.5%
Treasury Notes          4.1%
(A)                     2.1%



                              TOP 5 EQUITY HOLDINGS:
                              % of Net Assets
Scientific-Atlanta, Inc.      2.9%
Nortel Networks Corp.         2.7%
Sun Microsystems, Inc.        2.7%
Intel Corp.                   2.6%
Oracle Corp.                  2.5%
Total Top 5 Holdings          13.4%

(A) Short-term investments net of other assets and liabilities.

COMMENTARY
For the six months ended June 30, 2000, the Balanced Fund continued to perform well, with a return of 5.28%. This return compared favorably to that generated by the S&P 500 Index and the Lehman Brothers Government/Corporate Bond Index which returned (0.43%) and 4.18%, respectively.

The Fund's performance for the year ended June 30, 2000 was up a strong 21.41%, significantly ahead of the S&P 500 and Lehman Brothers Government/Corporate Bond Index returns of 7.24% and (4.32%), respectively.

Throughout the first half of the year, the Fund maintained a stock/bond asset mix of approximately 70%/30%. In terms of investment performance, the stock portfolio represented almost 98% of the total return. The stock holdings continue to be weighted toward the larger capitalization issues versus the mid-cap or small-cap stock holdings.

The Fund's performance benefited from its large capitalization technology weightings and sector shifts. For example, the retail sector was reduced from 9.3% of the portfolio to 2.7% as the Dayton Hudson/Target position was sold. Also trimmed was the technology software sector in favor of telecommunications stocks that traded at attractive price levels during the April/May market correction. New stock purchases included Corning, Inc., JDS Uniphase Corp. and Sycamore Networks, Inc.

The best performing security holdings included; M-Systems Flash Disk Pioneers Ltd., Scientific-Atlanta, Inc. and Intel Corp. Lagging stocks included Home Depot, Inc., Wal-Mart Stores, Inc. and Lucent Technologies, Inc.

The fixed income portion of the portfolio appreciated approximately 4% during the first half. The fixed income performance benefited from the Fund's over weighting in the long-term Treasury market. The Treasury curve inverted as the Treasury announced an aggressive buyback program due to anticipated surpluses.

We are gradually diversifying the portfolio into more holdings to minimize the risk of a security having a significant impact on performance. Also, we continue to emphasize investments in the large capitalization growth stocks to minimize portfolio volatility that has been evident in the mid-cap and small-cap areas.

Monetta Intermediate Bond Fund                  Period ended 06/30/2000

Investment Objective:   30-Day SEC Yield:       Average Maturity:
Income                  7.66%                   4.9 Years

Total Net Assets:
$21.8 million

PERFORMANCE:
                                                      Since Inception
                              1 Year      5 Year      3/1/93
Monetta Intermediate
      Bond Fund               3.43%       6.05%       6.54%
Lehman Gov't./Corp
      Interm. Bond Index*     4.23%       5.82%       5.67%

*Source Lipper Analytical Services, Inc.

Past performance is no guarantee of future results. The principal value and return on your investment will fluctuate and, on redemption, may be worth more or less than your original cost. The graph above compares the change in value of a $10,000 investment in the Monetta Intermediate Bond Fund to the Lehman Government/Corporate Intermediate Bond Index. The Lehman Government/Corporate Intermediate Bond Index measures that specific segment of the bond market.


(Performance Graph Appears Here)



Measurement        Bond Fund            Lehman Int.
Period                                   Corp/Bond
3/1/93             10,000                   10,007
3/93               10,000                   10,028
6/93               10,399                   10,255
9/93               10,732                   10,486
12/93              10,817                   10,504
3/94               10,585                   10,291
6/94               10,494                   10,229
9/94               10,613                   10,313
12/94              10,705                   10,302
3/95               11,270                   10,754
6/95               11,866                   11,292
9/95               12,046                   11,479
12/95              12,282                   11,883
3/96               12,245                   11,784
6/96               12,428                   11,859
9/96               12,702                   12,068
12/96              13,074                   12,364
3/97               13,041                   12,350
6/97               13,485                   12,715
9/97               13,908                   13,058
12/97              14,238                   13,338
3/98               14,443                   13,546
6/98               14,748                   13,800
9/98               15,382                   14,420
12/98              15,431                   14,463
3/99               15,548                   14,436
6/99               15,371                   14,378
9/99               15,632                   14,510
12/99              15,678                   14,517
3/00               15,902                   14,735
6/00               15,897                   14,984


PORTFOLIO COMPOSITION

Corporate Bonds         90.2%
U.S. Gov't Agencies     6.1%
(A)                     3.7%



                        MATURITY PROFILE:

                        % of Net Assets
1 Year or Less          11.1%
1-3 Years               27.5%
3-6 Years               33.0%
6-10 Years              21.4%
Over 10 Years           7.0%
Total                   100.0%

(A) Short-term investments net of other assets and liabilities.

COMMENTARY

The Monetta Intermediate Bond Fund gained 1.4% for the six-month period ended June 30, 2000 and gained 3.43% over the twelve month period ended June 30, 2000. This compares with the Lehman Government/Corporate Intermediate Bond Index return of 3.22% and 4.23%, respectively. During the first six months of the year, there were no major changes to the investment strategy. The Fund continues to minimize maturity/interest rate risk versus the Lehman Intermediate Government/Corporate Benchmark while over-weighting the higher yielding sector of the corporate bond market.

The Fund under-performed its benchmark and peer group during the first six months of the year due primarily to a position in Conseco Finance, a wholly owned subsidiary of Conseco, Inc. In April 2000, Conseco was forced to restate earnings for calendar year 1999, after assuring investors and rating agencies in early January that everything was fine. Conseco has replaced its management and taken numerous steps to rectify its problems. We are optimistic that over time, the actions being taken by the company will be fruitful and result in a substantial recovery in security valuation.

The first half of 2000 produced many challenges and few rewards for the fixed income investor. The year began with Y2K euphoria as the country realized the world, as we know it, was not going to end. By March however, reality set in as the Fed had raised the Federal funds rate to 6% - its highest level since early 1995. The Fed was concerned with a significant GDP growth rate transitioning to a higher inflation risk. However, an extraordinary event was unfolding - the "inverted yield curve"- where 30 year Treasury rates fell 64 basis points to 5.89%, while short rates were rising. This inversion was caused by a supply imbalance driven by three straight years of government surpluses coupled with the government intention to buy back outstanding Treasury issues longer than 15 years.

We are encouraged by favorable prospects for a more rewarding fixed income environment in the second half of 2000. Recent economic data is showing some signs that the interest rate increases over the past year are starting to work exhibiting the Fed's resolve to effect a "soft landing" for the economy. Yield spreads for non-treasury sectors remain at historically high levels and present a unique opportunity for the Fund to outperform.

Monetta Government Money Market Fund            Period ended 06/30/2000

Investment Objective:               7-Day Yield:
Income and Capital Preservation     6.0%**

Average Days to Maturity:        Total Net Assets:
30 Days                          $4.1 million

PERFORMANCE:
                                                        Since Inception
                                    1 Year      5 Year      (3/1/93)
Monetta Government
      Money Market Fund             5.31%**     5.20%**     4.82%**
Lipper US Gov't Money
      Market Funds Avg.*            5.05%       4.92%       4.51%

*Source Lipper Analytical Services, Inc.

Past performance is no guarantee of future results. **Total returns are net of advisory and distribution fees waived and voluntary absorption of all or part of the Fund's operating expenses by the Advisor. Had fees not been waived, the 7-day SEC yield would have been 6.00%, versus 5.65% on June 30, 2000. An investment in the Monetta Government Money Market Fund is neither insured or guaranteed by the U.S. Government. There can be no assurance that the Fund will be able to maintain a stable $1.00 per share net asset value.


(Performance Graph Appears Here)

Measurement     Gov't Money           Lip. Money Mkt Avg.
Period          Market Fund
3/1/93          10,000                10,000
3/93            10,013                10,023
6/93            10,072                10,088
9/93            10,147                10,154
12/93           10,224                10,222
3/94            10,301                10,290
6/94            10,396                10,374
9/94            10,507                10,475
12/94           10,637                10,597
3/95            10,788                10,738
6/95            10,950                10,885
9/95            11,110                11,030
12/95           11,262                11,174
3/96            11,401                11,309
6/96            11,539                11,440
9/96            11,683                11,579
12/96           11,832                11,711
3/97            11,977                11,846
6/97            12,126                11,988
9/97            12,281                12,135
12/97           12,441                12,284
3/98            12,599                12,433
6/98            12,760                12,585
9/98            12,927                12,738
12/98           13,091                12,894
3/99            13,244                13,045
6/99            13,397                13,180
9/99            13,554                13,327
12/99           13,726                13,485
3/00            13,908                13,655
6/00            14,109                13,843



PORTFOLIO COMPOSITION

(A) Fed. Home Loan Morg. Corp       61.9%
Fed. Nat'l Mortg. Assoc.            20.3%
Fed. Home Loan Bank Disc.           17.8%

                                    ALLOCATION:

Government Obligations              99.6%
Other Assets Less Liabilities       0.4%
Total                               100.0%

(A) Net of other assets and liabilities.

COMMENTARY

The Monetta Government Money Market Fund posted a return of 2.78% for the six months ended June 30, 2000, increasing the one-year return to 5.31%. The return compares favorably to the Lipper U.S. Government Money Market Funds category, which was up 2.66% and 5.05%, respectively, for the same period.

The Fund's investment strategy has not changed. We continue to overweight the agency discount note sector versus government bills because of the yield premium that this sector provides. As of June 30, 2000, the average maturity of the Fund was 30 days in anticipation that the Federal Reserve will continue to raise short-term interest rates.

The first six months of 2000 did not disappoint those investors expecting a diligent Fed on a mission to slow economic growth. The largest of six rate increases since June 1999 <n~> 50 basis points <n~> took place on May 16, 2000. At this time the economic data indicate some "economic slowing" is occurring but the high level of consumer confidence and a stronger stock market could encourage the Fed to continue to hike rates during the last half of 2000. We are encouraged by the fact that Fed Chairman Alan Greenspan is a gradualist, and in an uncertain environment, will feel his way forward carefully.

We will continue to maintain a defensive posture until we see signs that interest rates are peaking. At such time we will explore maturity extension and/or yield spread opportunities in available sector choices.

The Monetta Government Money Market Fund is the most conservative of the Monetta Family of Mutual Funds. Its primary objectives are the preservation of capital and liquidity. The investment emphasis is on stability and the highest quality investments.

(THIS PAGE INTENTIONALLY LEFT BLANK)

Schedule of Investments (Unaudited)             June 30, 2000

MONETTA FUND

COMMON STOCKS - 99.1%                          VALUE
NUMBER OF SHARES                               (In Thousands)

Banks/Savings & Loans - 0.9%
*10,000     Commerce Bancorp, Inc.                  $ 460
25,000      Dime Bancorp, Inc.                        394
17,200      Riggs National Corp.                      217
*6,000      Silicon Valley Bancshares Corp.           256
                                                      1,327

Biotechnology - 1.2%
*1,500      Affymetrix, Inc.                          248
*5,000      Avigne, Inc.                              219
*8,700      Cell Genesys, Inc.                        243
*5,000      Genome Therapeutics Corp.                 152
*1,800      Incyte Genomics, Inc.                     148
*3,000      Invitrogen Corp.                          226
*2,500      PE Corp. - Celera
             Genomics Group                           234
*1,700      Protein Design Labs, Inc.                 280
                                                      1,750

Chemicals - 1.0%
*21,000     Cabot Microelectronics Corp.              961
15,000      Lyondell Chemical Co.                     251
*7,000      Symyx Technologies, Inc.                  298
                                                      1,510

Commercial Services - 2.7%
*15,000     Actrade Int'l Ltd.                        307
*15,000     First Health Group Corp.                  492
*6,000      Forrester Research, Inc.                  437
*16,200     Horizon Offshore, Inc.                    251
*10,000     MedQuist, Inc.                            340
*13,000     Plexus Corp.                              1,469
*7,000      StarTek, Inc.                             353
*7,000      Wireless Facilities, Inc.                 357
                                                      4,006

Computers - 11.1%
*13,000     Black Box Corp.                           1,029
*30,900     Carreker Corp.                            278
*5,100      Certicom Corp.                            349
*3,300      Cobalt Networks, Inc.                     191
*39,000     Cybex Computer Products Corp.             1,677
*6,000      Cylink Corp.                              101
*13,000     Dataram Corp.                             374
*8,400      Emulex Corp.                              552
*14,000     Entrust Technologies, Inc.                1,159
*7,000      Extended Systems, Inc.                    672
*4,000      Extreme Networks, Inc.                    422
3,700       Henry (Jack) & Associates, Inc.           185
*15,000     Integrated Circuit Systems, Inc.          257
*6,000      ISS Group, Inc.                           592
*22,300     iXL Enterprises, Inc.                     323
*5,600      Manhattan Associates, Inc.                140
*15,000     Media 100, Inc.                           386
*6,000      Mercury Computer Systems, Inc.            194
*8,000      MMC Networks, Inc.                        428
*22,000     M-Systems Flash Disk
             Pioneers Ltd.                            1,713
*4,700      Netegrity, Inc.                           354
*16,700     NHancement Technologies, Inc.             222
*9,700      Pilot Network Services, Inc.              144
*4,000      Procom Technology, Inc.                   207
*18,000     Radiant Systems, Inc.                     432
*10,000     RadiSys Corp.                             568
*3,000      Rainbow Technologies, Inc.                146
*3,000      RSA Security, Inc.                        208
*16,500     SanDisk Corp.                             1,010
*17,600     Silicon Storage Technology, Inc.          1,554
*8,500      SmartDisk Corp.                           234
*8,000      Tanning Technology Corp.                  154
*5,000      Xircom, Inc.                              237
                                                      16,492

Electrical Components & Equipment - 2.3%
*6,000      American SuperConductor Corp.             290
*26,600     C&D Technologies, Inc.                    1,503
*10,000     Cable Design Technologies Corp.           335
*5,000      Littelfuse, Inc.                          245
*9,000      Power-One, Inc.                           1,025
                                                      3,398

Electronics - 15.7%
*5,000      ACT Manufacturing, Inc.                   232
*5,000      American Technical
              Ceramics Corp.                          139
*36,500     Amphenol Corp.                            2,416
*10,000     Arrow Electronics, Inc.                   310
*15,000     California Micro Devices Corp.            456
*6,000      Credence Systems Corp.                    331
*9,450      CyberOptics Corp.                         437
*3,000      DSP Group, Inc.                           168
*6,000      Electro Scientific Industries, Inc.       264
*9,000      Excel Technology, Inc.                    453
18,300      FEI Co.                                   558
*22,000     Integrated Device
              Technology, Inc.                        1,317
15,500      Keithley Instruments, Inc.                1,350
*18,000     Merix Corp.                               846
*20,000     Micrel, Inc.                              869
7,000       Millipore Corp.                           528
*15,000     Molecular Devices Corp.                   1,038
*24,100     Nanometrics, Inc.                         993
11,000      Newport Corp.                             1,181
*8,000      Orbotech Ltd.                             743


Schedule of Investments (Unaudited)             June 30, 2000

MONETTA FUND

COMMON STOCKS                                   VALUE
NUMBER OF SHARES                                (In Thousands)


*22,000     Pericom Semiconductor Corp.               1,496
12,500      Perkinelmer, Inc.                         827
*15,000     Photon Dynamics, Inc.                     1,120
*17,800     Power Integrations, Inc.                  420
*15,000     Photon Dynamics, Inc.                     1,120
*17,800     Power Integrations, Inc.                  420
*5,600      Sanmina Corp.                             479
*11,300     SBS Technologies, Inc.                    417
*10,000     Sipex Corp.                               277
17,300      Technitrol, Inc.                          1,676
10,000      Tektronix, Inc.                           740
*3,800      Varian, Inc.                              175
*8,700      Veeco Instruments, Inc.                   637
*4,000      Zygo Corp.                                363
                                                      23,256

Health Care - 3.1%
*27,200     BioSource Int'l, Inc.                     605
*5,000      Cytyc Corp.                               267
*30,000     ICU Medical, Inc.                         810
*17,400     Lincare Holdings, Inc.                    428
*17,000     Oxford Health Plans, Inc.                 405
*11,000     RehabCare Group, Inc.                     300
*8,700      Techne Corp.                              1,131
*12,000     Trigon Healthcare, Inc.                   619
                                                      4,565

Machinery-Diversified - 2.4%
*12,000     Advanced Energy Industries, Inc.          707
*18,000     Applied Science & Technology, Inc.        466
*6,800      Asyst Technologies, Inc.                  233
*9,800      Brooks Automation, Inc.                   627
*10,000     FSI Int'l, Inc.                           217
*16,800     GaSonics Int'l Corp.                      662
*7,000      Kulicke & Soffa Industries, Inc.          416
*2,500      PRI Automation, Inc.                      163
                                                      3,491

Oil & Gas Producers/Services - 2.2%
*20,000     Global Industries Ltd.                    377
*17,000     Hanover Compressor Co.                    646
8,100       Helmerich & Payne, Inc.                   303
*25,000     National-Oilwell, Inc.                    822
5,000       Noble Affiliates, Inc.                    186
*12,000     Swift Energy Co.                          341
8,000       Valero Energy Corp.                       254
18,000      Vintage Petroleum, Inc.                   406
                                                      3,335

Pharmaceuticals - 5.4%
*30,000     Advance Paradigm, Inc.                    615
*7,000      ALPharma, Inc. - CL A                     436
*20,000     Amerisource Health Corp. CL - A           620
*18,000     Barr Laboratories, Inc.                   807
*5,000      Biovail Corp.                             277
*4,000      Cephalon, Inc.                            239
*34,900     CIMA Labs, Inc.                           707
*10,000     Connectics Corp.                          147
*10,500     Express Scripts, Inc. - CL A              652
*10,400     Medicis Pharmaceutical
              Corp. - CL A                            593
*6,000      Medimmune, Inc.                           444
*10,000     Pathogenesis Corp.                        260
*14,800     Pharmacopeia, Inc.                        686
*29,000     Watson Pharmaceuticals, Inc.              1,559
                                                      8,042

Semiconductors - 18.7%
*40,000     Actel Corp.                               1,825
*45,500     Alliance Semiconductor Corp.              1,118
*5,000      Alpha Industries, Inc.                    220
*23,000     ASM Int'l N.V.                            609
*10,100     ATMI, Inc.                                470
*10,000     Burr-Brown Corp.                          867
*10,000     C-Cube Microsystems, Inc.                 196
*4,000      Cree, Inc.                                534
*9,000      Cypress Semiconductor Corp.               380
14,000      Dallas Semiconductor Corp.                571
*11,000     Diodes, Inc.                              472
*15,000     Elantec Semiconductor, Inc.               1,044
*11,100     Exar Corp.                                968
*7,000      ICOS Vision Systems Corp. N.V.            256
*23,200     Integrated Silicon Solution, Inc.         882
*32,000     Int'l Rectifier Corp.                     1,792
*4,000      IXYS Corp.                                213
*15,000     Lam Research Corp.                        563
*16,000     Lattice Semiconductor Corp.               1,106
*18,300     LTX Corp.                                 639
*15,000     Mattson Technology, Inc.                  487
*5,000      Microsemi Corp.                           170
*7,500      MIPS Technologies, Inc.                   319
*7,100      MKS Instruments, Inc.                     278
*10,000     Novellus Systems, Inc.                    566
*8,000      Oak Technology, Inc.                      172
*10,000     Parlex Corp.                              421
*8,000      PLX Technology, Inc.                      332
*22,000     Rudolph Technologies, Inc.                852
*9,000      Semtech Corp.                             688
*8,000      Silicon Image, Inc.                       399
*15,000     Silicon Valley Group, Inc.                388
*26,900     Siliconix, Inc.                           1,816
*15,000     Supertex, Inc.                            754
*26,400     TelCom Semiconductor, Inc.                1,066


Schedule of Investments (Unaudited)             June 30, 2000

MONETTA FUND

COMMON STOCKS                                     VALUE
NUMBER OF SHARES                                  (In Thousands)

*14,700     Three-Five Systems, Inc.                  867
*18,000     Tower Semiconductor Ltd.                  587
*11,100     Transwitch Corp.                          857
*6,000      TriQuint SemiConductor, Inc.              574
*9,500      Varian Semiconductor
              Equipment Assoc., Inc.                  597
*3,000      Virata Corp.                              179
*9,000      Zoran Corp.                               593
                                                      27,687

Software - 11.6%
*3,400      Active Software, Inc.                     264
*10,000     Advent Software, Inc.                     645
*10,600     AppNet, Inc.                              382
*52,000     Aremissoft Corp.                          1,618
*8,000      Aspen Technology, Inc.                    308
*3,000      Barra, Inc.                               149
*5,300      BSQUARE Corp.                             119
*22,000     Cognos, Inc.                              910
*8,000      Digex, Inc.                               544
*13,000     DSET Corp.                                395
*2,600      E.piphany, Inc.                           279
*23,200     Exchange Applications, Inc.               618
*7,000      Formula Systems (1985) Ltd.
             SP ADR                                   371
*7,800      Globix Corp.                              229
*10,000     Hyperion Solutions Corp.                  324
*6,000      Interliant, Inc.                          140
*5,000      IONA Technologies PLC                     315
*6,000      Mercury Interactive Corp.                 581
*2,000      Micromuse, Inc.                           331
*22,000     National Information
              Consortium, Inc.                        250
*5,300      NetIQ Corp.                               316
*5,000      Netopia, Inc.                             201
*22,500     New Era of Networks, Inc.                 956
*23,400     NVIDIA Corp.                              1,487
*25,000     Open Market, Inc.                         345
*10,000     PC-Tel, Inc.                              380
*7,100      Proxicom, Inc.                            340
8,000       PSINet, Inc.                              201
*8,900      Rational Software Corp.                   827
*7,000      Red Hat, Inc.                             189
*9,000      Remedy Corp.                              502
*15,400     Serena Software, Inc.                     699
*21,000     Sybase, Inc.                              483
*3,000      Tumbleweed Communications Corp.           153
*10,000     U.S. Interactive, Inc.                    129
*5,000      Verity, Inc.                              190
*4,500      Vitria Technology, Inc.                   275
*2,000      WatchGuard Technologies, Inc.             110
*6,000      WebTrends Corp.                           232
*10,000     Wind River Systems, Inc.                  379
                                                      17,166

Telecommunication Equipment - 11.3%
*6,700      ADTRAN, Inc.                              401
*10,000     Airnet Communications Corp.               261
*10,000     Anaren Microwave, Inc.                    1,312
*17,500     Andrew Corp.                              587
*6,200      AudioCodes Ltd.                           744
*4,000      Aware, Inc.                               205
*4,000      Carrier Access Corp.                      212
*20,000     Digital Microwave Corp.                   763
*11,000     Ditech Communications Corp.               1,040
*4,000      Efficient Networks, Inc.                  294
*32,000     Int'l FiberCom, Inc.                      816
*8,000      MRV Communications, Inc.                  538
*8,000      Natural MicroSystems Corp.                900
*3,000      Netro Corp.                               172
*9,500      Nice Systems Ltd. - SP ADR                733
*5,500      Optical Cable Corp.                       166
5,000       Osicom Technologies, Inc.                 423
*11,600     Plantronics, Inc.                         1,340
*4,800      Powerwave Technologies, Inc.              211
*6,000      Proxim, Inc.                              594
*18,000     SBA Communications Corp.                  935
6,000       Scientific-Atlanta, Inc.                  447
*5,000      Spectrasite Holdings, Inc.                142
*12,000     Symmetricom, Inc.                         303
*25,900     Tekelec                                   1,248
*8,000      Terayon Communication
              Systems, Inc.                           514
*8,600      Tollgrade Communications, Inc.            1,139
*10,200     XETA Technologies, Inc.                   318
                                                      16,758

Telecommunications - 5.1%
*13,000     Adaptive Broadband Corp.                  478
*7,000      AirGate PCS, Inc.                         368
*7,000      Aspect Communications Corp.               275
*8,000      Celeritek, Inc.                           327
*9,200      Copper Mountain Networks, Inc.            811
*30,250     CTC Communications Group, Inc.            1,089
*25,200     ECtel Ltd.                                580
*7,200      Illuminet Holdings, Inc.                  366
*3,000      Inet Technologies, Inc.                   163
*18,800     LCC Int'l, Inc.                           513
*13,500     Lightbridge, Inc.                         322
*5,000      Mastec, Inc.                              191
*9,000      MGC Communications, Inc.                  539
*10,100     Pac-West Telecomm, Inc.                   202


Schedule of Investments (Unaudited)             June 30, 2000

MONETTA FUND


COMMON STOCKS                                     VALUE
NUMBER OF SHARES                                  (In Thousands)


*9,300      Powertel, Inc.                            660
*12,000     ViaSat, Inc.                              651
                                                      7,535

Miscellaneous - 4.4%
*15,500     AmeriCredit Corp.                         263
*10,000     AnnTaylor Stores Corp.                    331
*6,900      Applied Films Corp.                       253
*18,900     Atlas Air, Inc.                           678
*15,000     Atmos Energy Corp.                        262
*10,000     C.H. Robinson Worldwide, Inc.             495
*5,000      CoorsTek, Inc.                            230
10,500      Expeditors Int'l of Washington, Inc.      499
*16,700     GSI Lumonics, Inc.                        587
*3,000      Insight Enterprises, Inc.                 178
*4,000      Macrovision Corp.                         256
*10,000     Mediacom Communications Corp.             154
*11,100     Polycom, Inc.                             1,044
*10,000     Suiza Foods Corp.                         489
*7,800      UnitedGlobalCom, Inc. - CL A              365
*11,400     United Stationers, Inc.                   369
                                                      6,453

Total Common Stocks                                   146,771
(Cost $111,459) (a)

VARIABLE DEMAND NOTES - 2.6%
Principal Amount
3,841,400   Firstar Bank - 6.34%                      3,841

Total Investments - 101.7%                            150,612
 (Cost $115,300) (a)

Other Assets Less Liabilities - (1.7%)                (2,465)

Net Assets - 100%                                     $ 148,147

(a) Cost is identical for book and tax purposes; the aggregate gross unrealized appreciation is $37,339, and aggregate gross unrealized depreciation is $2,027, resulting in net unrealized appreciation of $35,312 (in thousands).

See accompanying notes to financial statements

*Non-income producing security.

Schedule of Investments (Unaudited)             June 30, 2000
MONETTA SMALL-CAP EQUITY FUND

COMMON STOCKS - 93.1%                            VALUE
NUMBER OF SHARES                                 (In Thousands)

Computers - 10.7%
*5,000      Cybex Computer Products Corp.        $ 215
*2,000      Emulex Corp.                           131
*2,300      Procom Technology, Inc.                119
*1,000      Silicon Storage Technology, Inc.       88
                                                   553

Electronics - 15.5%
*3,500      Amphenol Corp.                         232
*2,000      Credence Systems Corp.                 110
3,200       FEI Co.                                98
*1,000      Merix Corp.                            47
*5,400      Micrel, Inc.                           234
*1,000      Photon Dynamics, Inc.                  75
                                                   796

Health Care - 9.7%
*7,000      BioSource Int'l, Inc.                  156
*1,500      Techne Corp.                           195
*2,900      Trigon Healthcare, Inc.                149
                                                   500

Pharmaceuticals - 7.0%
1,000       Cephalon, Inc.                         60
*3,000      Express Scripts, Inc. - CL A           186
*2,000      Medicis Pharmaceutical
             Corp. - CL A                          114
                                                   360

Semiconductors - 16.8%
*2,000      Alliance Semiconductor Corp.           49
*5,500      ASM Int'l N.V.                         146
*2,000      Exar Corp.                             174
*3,000      Integrated Silicon Solution, Inc.      114
*1,500      MIPS Technologies, Inc.                64
*3,000      Novellus Systems, Inc.                 170
*1,000      Siliconix, Inc.                        67
*2,000      TelCom Semiconductor, Inc.             81
                                                   865

Software - 10.2%
*10,000     Aremissoft Corp.                       311
*3,000      Cognos, Inc.                           124
*2,500      Exchange Applications, Inc.            67
*2,200      National Information Consortium, Inc.  25
                                                   527

Telecommunication Equipment - 11.3%
*1,200      Anaren Microwave, Inc.                 157
*3,400      MRV Communications, Inc.               229
*2,000      Proxim, Inc.                           198
                                                   584


Miscellaneous - 11.9%
*3,000      Atlas Air, Inc.                        108
*3,050      CTC Communications Group, Inc.         110
*4,000      FSI Int'l, Inc.                        87
*6,000      Genome Therapeutics Corp.              183
*9,500      Zomax, Inc.                            125
                                                   613

Total Common Stocks                                4,798
(Cost $3,694) (a)

VARIABLE DEMAND NOTES - 7.3%
Principal Amount
241,500     Firstar Bank - 6.43%                   241
136,700     Sara Lee - 6.27%                       137
                                                   378

Total Investments - 100.4%                         5,176
(Cost $4,072) (a)

Other Assets Less Liabilities - (0.4%)             (23)

Net Assets - 100%                                  5,153

(a) The aggregate gross unrealized appreciation is $1,184, and aggregate gross unrealized depreciation is $80, resulting in net unrealized appreciation of $1,104
(in thousands).

See accompanying notes to financial statements

*Non-income producing security.

Schedule of Investments (Unaudited)             June 30, 2000
MONETTA MID-CAP EQUITY FUND

COMMON STOCKS - 93.8%                           VALUE
NUMBER OF SHARES                                (In Thousands)

Banks - 2.2%
2,500       Comerica, Inc.                            $ 112
3,000       Firstar Corp.                             63
2,000       Northern Trust Corp.                      130
3,000       SouthTrust Corp.                          68
1,000       State Street Corp.                        106
                                                      479

Biotechnology - 3.0%
*1,000      Human Genome Sciences, Inc.               134
*1,000      IDEC Pharmaceuticals Corp.                117
*2,000      Immunex Corp.                             99
*1,500      PE Corp. - Celera Genomics Group          140
*1,000      QIAGEN N.V.                               174
                                                      664

Computers - 9.7%
*2,000      Apple Computer, Inc.                      105
*1,500      Check Point Software                      31
             Technologies Ltd
*4,000      Entrust Technologies, Inc.                331
*2,000      Extreme Networks, Inc.                    211
*2,000      Foundry Networks, Inc.                    221
*3,000      M-Systems Flash Disk Pioneers Ltd.        233
*3,000      Network Appliance, Inc.                   242
*2,000      Redback Networks, Inc.                    356
*1,000      Sapient Corp.                             107
                                                      2,124

Electronics - 9.2%
*4,000      Celestica, Inc.                           198
3,020       Flextronics Int'l Ltd.                    207
*3,000      Jabil Circuit, Inc.                       149
3,000       Linear Technology Corp.                   192
*3,000      Maxim Integrated Products, Inc.           204
*3,000      Microchip Technology, Inc.                175
3,000       Millipore Corp.                           226
1,000       PE Corp. - PE Biosystems Group            66
3,000       Perkinelmer, Inc.                         198
3,000       Tektronix, Inc.                           222
*4,500      Vishay Intertechnology, Inc.              171
                                                      2,008

Health Care - 2.0%
3,000       Bechman Coulter, Inc.                     175
2,000       Pacificare Health Systems, Inc.           120
*2,000      Wellpoint Health Networks, Inc.           145
                                                      440

Media - 1.7%
*5,000      Hispanic Broadcasting Corp.               166
2,000       Univision Communications,
             Inc. - CL A                              207
                                                      373

Oil&Gas Producers/Services - 3.5%
3,000       Baker Hughes, Inc.                        $ 96
*1,500      BJ Services Co.                           94
*2,000      Grant Prideco, Inc.                       50
*3,000      Global Marine, Inc.                       85
*2,000      Noble Drilling Corp.                      82
*4,000      Rowan Companies, Inc.                     122
*3,000      Transocean Sedco Forex, Inc.              160
*2,000      Weatherford Int'l, Inc.                   79
                                                      768

Pharmaceuticals - 3.0%
*1,000      Abgenix, Inc.                             120
*3,000      Andrx Corp.                               192
*3,000      IVAX Corp.                                124
*3,000      King Pharmaceuticals, Inc.                132
*1,000      Medarex, Inc.                             84
                                                      652

Semiconductors - 10.1%
*3,000      Advanced Micro Devices, Inc.              232
*2,000      Altera Corp.                              204
*3,000      Atmel Corp.                               111
*2,000      Burr-Brown Corp.                          173
*2,000      Conexant Systems, Inc.                    97
2,000       Dallas Semiconductor Corp.                81
1,000       Emcore Corp.                              120
*3,000      National Semiconductor Corp.              170
*3,000      Novellus Systems, Inc.                    170
*1,500      PMC-Sierra, Inc.                          267
*2,000      Qlogic Corp.                              132
*3,000      Rambus, Inc.                              309
*2,000      Transwitch Corp.                          154
                                                      2,220

Software - 12.7%
2,000       Adobe Systems, Inc.                       260
3,000       Autodesk, Inc.                            104
*4,000      BEA Systems, Inc.                         198
*4,000      Cognos, Inc.                              166
*4,000      Critical Path, Inc.                       233
*2,000      Electronic Arts, Inc.                     146
*1,000      i2 Technologies, Inc.                     104
*2,000      Lycos, Inc.                               108
*2,000      Micromuse, Inc.                           331
*3,000      Microstrategy, Inc.                       90
*4,000      Network Associates, Inc.                  81
*2,500      Peregrine Systems, Inc.                   87
*3,000      Rational Software Corp.                   279
*4,000      Red Hat, Inc.                             108
*2,000      Siebel Systems, Inc.                      327


Schedule of Investments (Unaudited)             June 30, 2000
MONETTA MID-CAP EQUITY FUND

COMMON STOCKS                                   VALUE
NUMBER OF SHARES                                (In Thousands)


*3,000      Symantec Corp.                            162
                                                      2,784

Software - Internet -12.5%
*2,000      Agile Software Corp.                      141
*2,000      Alteon Websystems, Inc.                   200
*3,000      Broadvision, Inc.                         153
*3,000      Commerce One, Inc.                        136
*2,000      Digex, Inc.                               136
*4,000      Exodus Communications, Inc.               184
*1,500      Inktomi Corp.                             177
*3,000      Internap Network Services Corp.           125
*1,500      Interwoven, Inc.                          16
*2,000      Macromedia, Inc.                          193
*3,000      Portal Software, Inc.                     192
*2,000      TIBCO Software, Inc.                      215
*3,000      Verio, Inc.                               166
*2,000      VeriSign, Inc.                            353
*4,000      Vignette Corp.                            208
                                                      2,744

Telecommunication Equipment - 11.3%
*3,000      ADC Telecommunications, Inc.              252
*2,000      Ciena Corp.                               333
*2,000      Comverse Technology, Inc.                 186
*3,000      Digital Lightwave, Inc.                   302
*2,000      Ditech Communications Corp.               189
*1,000      E-TEK Dynamics, Inc.                      264
*4,000      Metromedia Fiber Network,
             Inc. - CL A                              159
*500        Next Level Communications, Inc.           43
*2,000      RF Micro Devices, Inc.                    175
4,000       Scientific-Atlanta, Inc.                  298
*1,000      SDL, Inc.                                 285
                                                      2,486

Telecommunications - 5.1%
*2,000      Allegiance Telecom, Inc.                  128
*3,000      Amdocs Ltd.                               230
*2,000      Copper Mountain Networks, Inc.            176
3,000       Crown Castle Int'l Corp.                  110
*4,000      Echostar Communications
             Corp. - CL A                             132
*2,000      NTL, Inc.                                 120
*2,000      VoiceStream Wireless Corp.                233
                                                      1,129

Miscellaneous - 7.8%
*2,000      Best Buy Co., Inc.                        127
*2,500      Convergys Corp.                           130
*3,750      Dollar Tree Stores, Inc.                  148
3,000       Dynegy, Inc.-CL A                         205
*3,000      FedEx Corp.                               114
*3,000      Gemstar Int'l Group Ltd.                  184
3,000       Harley-Davidson, Inc.                     116
4,000       Montana Power Co.                         141
4,500       Paychex, Inc.                             189
*1,500      Power-One, Inc.                           171
*4,000      Telefonica del Peru
             S.A.A. - SP ADR                          45
2,000       TMP Worldwide, Inc.                       148
                                                      1,718

Total Common Stocks                                   20,589
    (Cost $15,036) (a)

VARIABLE DEMAND NOTES - 4.4%
Principal Amount
975,200     Firstar Bank - 6.34%                      975

COMMERCIAL PAPER - 3.6%
Principal Amount

800,000     Banner Health Systems-6.62%               796
            Due 07/27/00

Total Short-Term Investments                          1,771

Total Investments - 101.8%                            22,360
    (Cost $16,807) (a)

Other Assets Less Liabilities - (1.8%)                (399)

Net Assets - 100%                                     $ 21,959

(a) Cost is identical for book and tax purposes; the aggregate gross unrealized appreciation is $6,025, and aggregate gross unrealized depreciation is $472, resulting in net unrealized appreciation of $5,553 (in thousands).

See accompanying notes to financial statements

*Non-income producing security.

Schedule of Investments (Unaudited)             June 30, 2000
MONETTA LARGE-CAP EQUITY FUND

COMMON STOCKS - 99.3%                           VALUE
NUMBER OF SHARES                                (In Thousands)

Biotechnology - 3.1%
*2,000      Amgen, Inc.                            $ 141
*3,000      Immunex Corp.                          148
                                                   289

Computers - 17.9%
*1,000      Brocade Communications                 183
             Systems, Inc.
*3,000      Cisco Systems, Inc.                    191
*3,000      Dell Computer Corp.                    148
*4,000      EMC Corp.                              308
*2,000      Juniper Networks, Inc.                 291
*3,000      Oracle Corp.                           252
*2,000      Sun Microsystems, Inc.                 182
*1,000      VERITAS Software Corp.                 113
                                                   1,668

Diversified Financial Services - 6.9%
3,600       American Express Co.                   188
3,750       Citigroup, Inc.                        226
2,000       Merrill Lynch & Co., Inc.              230
                                                   644

Health Care - 5.6%
2,000       Johnson & Johnson Co.                  204
3,000       Medtronic, Inc.                        149
2,000       UnitedHealth Group, Inc.               172
                                                   525

Media - 4.9%
3,000       Comcast Corp. - Special CL A           122
*3,000      The Walt Disney Co.                    116
3,255       Viacom, Inc. - CL B                    222
                                                   460

Oil & Gas Producers/Services - 3.3%
1,500       Exxon Mobil Corp.                      118
2,500       Schlumberger Ltd.                      186
                                                   304

Retail - 5.9%
2,000       Home Depot, Inc.                       100
*5,000      Kohl's Corp.                           278
3,000       Wal Mart Stores, Inc.                  173
                                                   551

Semiconductors - 11.8%
*2,000      Applied Materials, Inc.                181
2,000       Intel Corp.                            267
*3,000      Micron Technology, Inc.                264
*2,000      National Semiconductor Corp.           114
4,000       Texas Instruments, Inc.                275
                                                   1,101

Software - 7.5%
*1,000      Ariba, Inc.                            98
*3,000      Broadvision, Inc.                      153
*4,000      Exodus Communications, Inc.            184
1,400       Microsoft Corp.                        112
*3,000      Vignette Corp.                         156
                                                   703

Telecommunication Equipment - 15.5%
*1,500      ADC Telecommunications, Inc.           126
1,000       Corning, Inc.                          270
*8,000      Ericsson (LM) Telephone - SP ADR       160
2,000       JDS Uniphase Corp.                     240
3,000       Motorola, Inc.                         87
*4,000      Nokia Corp. - SP ADR                   200
5,355       Nortel Networks Corp.                  365
                                                   1,448

Telecommunications - 7.4%
*1,000      China Telecom (Hong Kong) Ltd.         178
*3,000      Clearnet Communications, Inc. - CL A   83
*2,000      Cox Communications, Inc. - CL A        91
*3,500      Nextel Communications, Inc. - CL A     214
2,000       Sprint Corp. (PCS Group)               119
                                                   685

Telephone - 3.3%
4,500       Nextlink Communications, Inc. - CL A   171
3,000       Worldcom, Inc.                         137
                                                   308

Miscellaneous - 6.2%
*2,000      Agilent Technologies, Inc.             148
1,000       American Int'l Group, Inc.             117
3,600       General Electric Co.                   191
3,000       Williams Companies, Inc.               125
                                                   581

Total Common Stocks                                9,267
(Cost $6,674) (a)

VARIABLE DEMAND NOTES - 3.6%

338,200     Firstar Bank - 6.34%                   338

Total Investments - 102.9%                         9,605
 (Cost $7,012) (a)

Other Assets Less Liabilities - (2.9%)             (271)

Net Assets - 100%                                  $ 9,334

(a) Cost is identical for book and tax purposes; the aggregate gross unrealized appreciation is $2,936, and aggregate gross unrealized depreciation is $343, resulting in net unrealized appreciation of $2,593 (in thousands).

See accompanying notes to financial statements

*Non-income producing security.

Schedule of Investments (Unaudited)             June 30, 2000
MONETTA BALANCED FUND

COMMON STOCKS - 63.2%                     VALUE
NUMBER OF SHARES                          (In Thousands)

Computers - 8.8%
*1,000      Cisco Systems, Inc.                 $ 64
*1,500      EMC Corp.                           115
*2,500      M-Systems Flash Disk Pioneers Ltd.  195
*3,000      Oracle Corp.                        252
*3,000      Sun Microsystems, Inc.              273
                                                899

Diversified Financial Services - 4.9%
3,000       American Express Co.                156
2,000       Citigroup, Inc.                     121
2,000       Merrill Lynch & Co., Inc.           230
                                                507


Health Care - 3.7%
2,000       Johnson & Johnson Co.               204
2,000       UnitedHealth Group, Inc.            171
                                                375

Oil & Gas Producers/Services - 3.6%
*2,998      Transocean Sedco Forex, Inc.        160
*1,000      BJ Services Co.                     63
*2,000      Schlumberger Ltd.                   149
                                                372

Pharmaceuticals - 6.0%
2,000       Cardinal Health, Inc.               148
*3,000      Medimmune, Inc.                     222
2,000       Merck & Co., Inc.                   153
2,000       Pfizer, Inc.                        96
                                                619

Retail - 2.7%
*1,000      Best Buy Co., Inc.                  63
2,000       Home Depot, Inc.                    100
2,000       Wal Mart Stores, Inc.               115
                                                278

Semiconductors - 5.9%
*2,000      Applied Materials, Inc.             181
2,000       Intel Corp.                         267
*1,000      National Semiconductor Corp.        57
1,500       Texas Instruments, Inc.             103
                                                608

Software - 4.9%
*3,000      Aremissoft Corp.                    94
2,000       Automatic Data Processing, Inc.     107
*3,000      NVIDIA Corp.                        191
*4,000      Red Hat, Inc.                       108
                                                500

Telecommunication Equipment - 13.5%
*500        Ciena Corp.                         83
*1,000      Comverse Technology, Inc.           93
500         Corning, Inc.                       135
*500        E-TEK Dynamics, Inc.                132
1,000       JDS Uniphase Corp.                  120
*1,000      Nokia Corp. - SP ADR                50
4,000       Nortel Networks Corp.               273
*1,000      RF Micro Devices, Inc.              88
4,000       Scientific-Atlanta, Inc.            298
*1,000      Sycamore Networks, Inc.             110
                                                1,382


Telecommunications - 4.3%
*1,000      Copper Mountain Networks, Inc.      88
*3,000      Qwest Communications Int'l, Inc.    149
2,000       Sprint Corp. (PCS Group)            119
*2,000      Vodafone Group PLC - SP ADR         83
                                                439

Miscellaneous - 4.9%
1,000       American Int'l Group, Inc.          118
*1,000      Amgen, Inc.                         70
*3,000      Kemet Corp.                         75
3,000       Paychex, Inc.                       126
3,000       Wells Fargo & Co.                   116
                                                505

Total Common Stocks
(Cost $4,692) (a)                               6,484

CORORATE BONDS - 25.1%

PRINCIPAL AMOUNT

300,000     Chase Manhattan Corp.
            9.750% Due 11/01/01                 310
150,000     Vodafone Airtouch PLC
            6.700% Due 12/19/01                 150
300,000     National Rural Utilities
            6.250% Due 04/15/03                 291
150,000     US Central Credit Union
            6.000% Due 05/21/03                 146
100,000     NRG Energy, Inc.
            8.000% Due 11/01/03                 99
125,000     Associates Corp., NA
            5.800% Due 04/20/04                 117
100,000     Boston Scientific Corp.
            6.625% Due 03/15/05                 94
125,000     Enron Corp.
            6.625% Due 11/15/05                 120
125,000     Lockheed Martin Corp.
            7.250% Due 05/15/06                 121
125,000     Worldcom, Inc.
            8.000% Due 05/15/06                 127
125,000     EOG Resources, Inc.
            6.700% Due 11/15/06                 119


Schedule of Investments (Unaudited)             June 30, 2000
MONETTA BALANCED FUND

CORPORATE BONDS                           VALUE
PRINCIPAL AMOUNT                          (In Thousands)

100,000     LCI Int'l, Inc.
            7.250% Due 06/15/07                 96
125,000     Ameritech Capital Funding
            6.150% Due 01/15/08                 114
75,000      CSX Corp.
            6.250% Due 10/15/08                 66
300,000     CIL Corp.
            8.700% Due 10/15/09                 303
175,000     Ford Motor Credit Co.
            7.375% Due 10/28/09                 170
150,000     East Coast Power, LLC
            7.066% Due 03/31/12                 138
                                                2,581

TREASURY NOTES - 4.1%
350,000     US Treasury Note
            8.125% Due 08/15/19                 422

U.S. GOVERNMENT AGENCIES - 2.9%
300,000     Fannie Mae
            7.125% Due 01/15/30                 302

MORTGAGE OBLIGATIONS - 2.6%
265,388     Green Tree Home Imprv. Mortgage
            6.780% Due 06/15/28                 262

VARIABLE DEMAND NOTES - 2.3%
234,400     Firstar Bank - 6.34%                234

Total Investments - 100.2%                      10,285
(Cost $8,493) (a)

Other Assets Less Liabilities - (0.2%)          (23)

Net Assets - 100%                               $ 10,262

(a) Cost is identical for book and tax purposes; the aggregate gross unrealized appreciation is $1,874, and aggregate gross unrealized depreciation is $82, resulting in net unrealized appreciation of $1,792 (in thousands).

See accompanying notes to financial statements

*Non-income producing security.


Schedule of Investments (Unaudited)             June 30, 2000
MONETTA INTERMEDIATE BOND FUND

CORPORATE BONDS - 90.2%                        VALUE
PRINCIPAL AMOUNT                               (In Thousands)

940,000     Pacific Gas & Electric - 8.750%
                Due 01/01/01                    $ 948
700,000     Chase Manhattan Corp.- 9.750%
                Due 11/01/01                    722
500,000     Vodafone Airtouch PLC - 6.700%
                Due 12/19/01                    500
500,000     Province of Ontario - 7.750%
                Due 06/04/02                    505
500,000     US Bank NA Minnesota - 6.280%
                Due 07/19/02                    500
500,000     Wells Fargo Co. - 6.500%
                Due 09/03/02                    493
1,000,000   Tyco Int'l Group SA - 6.875%
                Due 09/05/02                    990
500,000     General Motors Acc. Corp.- 6.625%
                Due 10/01/02                    493
100,000     Del Webb Corp. - 9.750%
                Due 03/01/03                    94
850,000     National Rural Utilities - 6.250%
                Due 04/15/03                    824
500,000     Lehman Brothers Holdings - 7.000%
                Due 05/15/03                    488
500,000     US Central Credit Union - 6.000%
                Due 05/21/03                    487
750,000     NRG Energy, Inc. - 8.000%
                Due 11/01/03                    746
1,000,000   Conseco, Inc. - 8.750%
                Due 02/09/04                    700
500,000     Conoco, Inc. - 5.900%
                Due 04/15/04                    477
500,000     Associates Corp., NA - 5.800%
                Due 04/20/04                    469
500,000     Countrywide Home Loan Corp. - 6.850%
                Due 06/15/04                    488
500,000     Diageo Capital PLC 6.625%
                Due 06/24/04                    487
250,000     HUD Housing and Urban Dev. - 6.360%
                Due 08/01/04                    244
603,000     Boston Scientific Corp. - 6.625%
                Due 03/15/05                    569
500,000     DaimlerChrysler NA Holding Co. - 7.750%
                Due 06/15/05                    505
800,000     Fannie Mae 5.750%
               Due 06/15/05                     759
500,000     Enron Corp. 6.625%
               Due 11/15/05                     479
500,000     Lockheed Martin Corp. - 7.250%
               Due 05/15/06                     486

Schedule of Investments (Unaudited)             June 30, 2000
MONETTA INTERMEDIATE BOND FUND

CORPORATE BONDS                           VALUE
PRINCIPAL AMOUNT                          (In Thousands)

500,000     Worldcom, Inc. 8.000%
                Due 05/15/06                    506
500,000     Prudential Insurance Co. - 6.375%
                Due 07/23/06                    463
500,000     EOG Resources, Inc. - 6.700%
                Due 11/15/06                    474
500,000     LCI Int'l, Inc. 7.250%
                Due 06/15/07                    481
500,000     Ameritech Capital Funding 6.150%
                Due 01/15/08                    455
500,000     CSX Corp. 6.250%
                Due 10/15/08                    443
1,000,000   CIL Corp.8.700%
                Due 10/15/09                    1009
850,000     Ford Motor Credit Co. 7.375%
                Due 10/28/09                    825
650,000     East Coast Power, LLC 7.066%
               Due 03/31/12                     599
950248      FEDEX Corp. 7.500%
               Due 01/15/18                     941
                                                19,649

FEDERAL NAT'L MORTGAGE ASSOC. DISCOUNT - 3.7%
800,000     Due 07/07/00 - 6.450%               799

FEDERAL HOME LOAN BANK DISCOUNT - 2.4%
500,000     Due 05/15/07 - 7.625%               516

VARIABLE DEMAND NOTES - 2.6%
569,300     Firstar Bank - 6.34%                569

Total Investments - 98.9%                       21,533
(Cost $21,883) (a)

Other Assets Less Liabilities - 1.1%            248

Net Assets - 100%                               $ 21,781

(a) Cost is identical for book and tax purposes; the aggregate gross unrealized appreciation is $77, and aggregate gross unrealized depreciation is $427, resulting in net unrealized depreciation of $350(in thousands).

See accompanying notes to financial statements


Schedule of Investments (Unaudited)             June 30, 2000
MONETTA GOVERNMENT MONEY MARKET FUND

GOVERNMENT OBLIGATIONS-99.6%                     VALUE
PRINCIPAL AMOUNT                                 (In Thousands)

FEDERAL HOME LOAN BANK DISCOUNT - 17.8%
735,000     Due 08/02/00                              $ 731

FEDERAL NATIONAL MORTGAGE ASSOC. - 20.3%
280,000     Due 08/16/00-6.42%                        278
565,000     Due 08/22/00-6.43%                        560
                                                      838

FEDERAL HOME LOAN MORTGAGE CORP.-  61.5%
650,000     Due 07/07/00-6.35%                        649
752,000     Due 07/14/00-6.41%                        723
260,000     Due 07/27/00-6.30%                        259
905,000     Due 08/08/00-6.43%                        899
                                                      2,530

Total Investments - 99.6%                             4,099

Other Assets Less Liabilities - 0.4%                  18

Net Assets - 100%                                     $ 4,117

(a) Cost is identical for book and tax purposes.

See accompanying notes to financial statements

STATEMENTS OF ASSETS AND LIABILITIES                  June 30, 2000
(In Thousands)                                        (Unaudited)


                        Small-   Mid-     Large-
                        Cap      Cap      Cap               Inter.  Government
               Monetta  Equity   Equity   Equity   Balanced Bond    Money Market
               Fund     Fund     Fund     Fund     Fund     Fund        Fund

Assets:
Investments at
market value
(cost: $115,
300; $4,072;
$16,807;
$7,012;
$8,493;
$21,883;
$4,099)
(Note 1)       $150,612 $5,176   $22,360  $9,605   $10,28   $21,533    $4,099
Cash           0        1        4        3         (a)     0          26
Receivables:
Interest and
dividends      18       1        7        3        56       293        0

Securities
Sold           5,301    0        105      467      62       492        0

Fund
shares sold    0        0        (a)      0        2        1          0

Total Assets   155,931  5,178    22,476   10,078   10,405   22,319     4,125

Liabilities:
Payables:

Custodial bank 158      0        0        0        0        27         0

Investment
advisory fees
 (Note 2)      116      3        13       5        3        4          0

Distribution and
service charges
payable        0        5        38       14       14       7          0

Investments
purchased      7,348    0        452      697      115      494        0

Fund shares
redeemed       0        0        1        13       (a)      0          0

Accrued
expenses       162      17       13       15       11       6          8

Total Liab.    7,784    25       517      744      143      538        8

Net Assets     148,147  5,153    21,959   9,334    10,262   21,781     4,117

Analysis of
net assets:

Paid in capital
(b)            73,226   3,048    10,148   5,622    7,372    22,563     4,117

Accumulated
undistributed
net investment
income (loss)  (336)    (35)     (46)     (41)     5        6          0

Accumulated
undistributed
net realized
gain (loss)    39,945   1,036    6,304    1,160    1,093    (438)      0

Net unrealized
appreciation
(depreciation) on
investments    35,312   1,104    5,553    2,593    1,792    (350)      0

Net Assets     $148,147 $5,153   $21,959  $9,334   $10,262  $21,781    $4,117

Net asset value,
offering price,
 and redemption
price per
 share (5,675
shares of capital
 stock and 235;
940; 443; 604;
 2,169; 4,117
shares of
 beneficial interest
issued and
 outstanding
respectively)  $26.11   $21.91   $23.37   $21.06   $16.98   $10.04     $1.00

See accompanying notes to financial statements.

(a) Rounds to less than $1,000.

(b) Amount for Monetta Fund represents $57 of $0.01 par value and $73,169 of additional paid in capital, 100 million shares are authorized. Each fund of Monetta Trust has an unlimited number of no par value share of beneficial interest authorized.

STATEMENTS OF OPERATIONS                  Six Months Ended June 30, 2000
(In Thousands)                            (Unaudited)


                        Small-   Mid-     Large-
                        Cap      Cap      Cap               Inter.  Government
               Monetta  Equity   Equity   Equity   Balanced Bond    Money Market
               Fund     Fund     Fund     Fund     Fund     Fund       Fund

Investment
income and
 expenses:
Investment income:
 Interest      $   573  $  14    $  64    $   15   $  131   $769       $120
 Dividend      21       1        14       14       9        0          0
 Other income  26       0        (a)      0        (a)      0          0

Total investment
 income        620      15       78       29       140      769        120

Expenses:
Investment
advisory fee
 (Note 2)      719      20       79       34       20       37         4

Distribution
expense        0        6        26       12       12       26         2

Custodial fees
and bank
cash
management fee 30       3        5        2        3        4          1

Transfer and
shareholder
servicing agent
fee            207      21       14       22       12       5          9


Total expenses 956      50       124      70       47       72         16

Expenses waived
and
reimbursed     0        0        0        0        0        (16)       (6)

Expenses net
of waived and
 reimbursed
expenses       956      50       124      70       47       56         10

Net investment
income (loss)  (336)    (35)     (46)     (41)     93       713        110

Realized and
unrealized gain
 (loss) on
investments:

Realized gain
(loss) on
investments:
Proceeds from
sales          195,159  10,756   17,540   5,822    9,735    28,007     18,436

Cost of securities
sold           160,923  9,818    14,219   4,769    8,872    28,391     18,436

Net realized gain
(loss) on
 investments   34,236   938      3,321    1,053    863      (384)      0

Net unrealized
appreciation
 (depreciation)
on investments:
Beginning of
period         49,484   2,010    5,983    3,144    2,257    (328)      0

End of period  35,312   1,104    5,553    2,593    1,792    (350)      0

Net change in
net unrealized
appreciation
(depreciation)
on investments
during the
period         (14,172) (906)    (430)    (551)    (465)    (22)       0

Net realized
and unrealized
gain (loss)
on investments 20,064   32       2,891    502      398      (406)      0

Net increase
(Decrease) in
net assets from
operations     $ 19,728 ($3)     $2,845   $ 461    $491     $307       $110

See accompanying notes to financial statements.

(a) Rounds to less than $1,000.

Statements of Changes in Net Assets
Six Months Ended June 30, 2000 & Year Ended December 31, 1999
(In Thousands)                                              (Unaudited)

                                     Small-Cap         Mid-Cap
                      Monetta         Equity           Equity
                        Fund           Fund             Fund
                   2000     1999    2000     1999      2000     1999
From investment
activities:

Operations:

Net investment income
(loss)            $ (336)  $ 522    $ (35)   $ (63)    $ (46)   $ (109)

Net realized gain
(loss) on
investments       34,236   18,022   938      753       3,321    3,718

Net change in
net unrealized
appreciation
(depreciation)
on investments
during the period (14,172) 26,995   (906)    1,255     (430)    3,531

Net increase
(decrease)in net assets
from operations   19,728   45,539   (3)      1,945     2,845    7,140

Distribution from net
investment income 0        0        0        0         0        0

Distribution from
short-term capital
gains, net (b)    0        0        0        0         0        (350)

Distribution from
net realized
gains             0        0        0        0         0        0

Increase (decrease)
in net assets
from investment
 activities       19,728   45,539   (3)      1,945     2,845    6,790

From capital
transactions
(Note 3):

Proceeds from shares
sold              9,551    5,790    661      870       702      1,234

Net asset value
of shares issued
through dividend
reinvestment      0        0        0        0         0        344

Cost of shares
Redeemed          (16,794) (40,356) (837)    (1,463)   (1,046)  (7,830)

Increase (decrease)
in net assets from
capital
transactions      (7,243)  (34,566) (176)    (593)     (344)    (6,252)

Total increase
(decrease)in net
assets            12,485   10,973   (179)    1,352     2,501    538

Net assets at
beginning
of period         $135,662 124,689  5,332    3,980     19,458   18,920

Net assets at end
of period         $148,147 $135,662 $5,153   $5,332    $21,959  $19,458

Accumulated
undistributed
net investment
income            $   0    $   520  $   0    $   0     $   0    $    0

See accompanying notes to financial statements.

(a) Rounds to less than $1,000.

(b) Distributions of short-term capital gains are included as ordinary income for tax purposes.

                     Large-Cap                     Intermediate     Government
                      Equity          Balanced         Bond         Money Market
                       Fund             Fund           Fund              Fund
                   2000   1999      2000    1999   2000    1999      2000    1999

From investment
activities:

Operations:
Net investment income
(loss)             $ (41) $ (56)    $  93   $ 145  $ 713   $743      $ 110   $ 193

Net realized gain
(loss) on
investments        1,053  602       863     2,152  (384)   (54)      0       0

Net change in
net unrealized
appreciation
(depreciation)
on investments
during the period  (551)   2,307    (465)   190    (22)    (424)     0       0


Net increase
(decrease)in net assets
from operations    461     2,623    401     1,341  (403)   (492)     0       0


Distribution from net
investment income  0       0        (90)    (144)  (710)   (740)     (110)   (193)

Distribution from
short-term capital
gains, net (b)     0       (34)     0       (765)  0       (7)       0       0

Distribution from
net realized
gains              0       (196)    0       (237)  0       (10)      0       0

Increase (decrease)
in net assets
from investment
 activities        461     2,623    401     1,341  (403)   (492)     0       0

From capital
transactions
(Note 3):

Proceeds from shares
sold               669     3,566    1,217   1,372   6,341   18,935   2,153   6,542

Net asset value
of shares issued
through dividend
reinvestment       0       220      87      1,110   516     542      107     186

Cost of shares
Redeemed           (1,094) (1,296)  (892)   (8,863) (4,546) (5,788)  (1,843) (7,123)

Increase (decrease)
in net assets from
capital
transactions       (425)   2,490    412     (6,381) 2,311   13,689   417     (395)

Total increase
(decrease)in net
assets             36      5,113    813     (5,040) 1,908   13,197   417     (395)

Net assets at
beginning
of period          $9,298  4,185    9,449   14,489  19,873  6,676    3,700   4,095

Net assets at end
of period          $9,334  $9,298   $10,262 $9,449  $21,781 $19,873  $4,117 $3,700

Accumulated
undistributed
net investment
income             $ 0     $ 0      $ 0     $ 2     $ 0     $ 4      $ 0    $ 0

Notes To Financial Statements June 30, 2000

1.    SIGNIFICANT ACCOUNTING POLICIES:
Monetta Fund, Inc. (Monetta Fund) is an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended. The primary objective of Monetta Fund is capital appreciation by investing primarily in equity securities believed to have growth potential with income as a secondary objective. The Fund generally invests in companies with a market capitalization range of $50 million to $1 billion.

Monetta Trust (the Trust) is an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended. The following funds are series of the Trust:

Small-Cap Equity Fund. The primary objective of this Fund is capital appreciation. The Fund typically invests in companies with a market capitalization of less than $1 billion.

Mid-Cap Equity Fund. The primary objective of this Fund is long-term capital growth by investing in common stocks believed to have above average growth potential. The Fund typically invests in companies within a market capitalization range of $1 billion to $5 billion.

Large-Cap Equity Fund. The primary objective of this Fund is to seek long-term capital growth by investing in common stocks believed to have above average growth potential. The Fund typically invests in companies with market capitalization of greater than $5 billion.

Balanced Fund. The objective of this Fund is to seek a favorable total rate of return through capital appreciation and current income consistent with preservation of capital, derived from investing in a portfolio of equity and fixed income securities.

Intermediate Bond Fund. The objective of this Fund is to seek high current income consistent with the preservation of capital by investing primarily in marketable debt securities.

Government Money Market Fund. The primary objective of this Fund is to seek maximum current income consistent with safety of capital and maintenance of liquidity. The Fund invests in U.S. Government securities maturing in thirteen months or less from the date of purchase and repurchase agreements for U.S. Government securities. U.S. Government securities include securities issued or guaranteed by the U.S. Government or by its agencies or instrumentalities.

The Monetta Family of Mutual Funds is comprised of Monetta Fund, Inc. and each of the Trust Series and is collectively referred to as the Funds. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with generally accepted accounting principles:

(a)   Securities Valuation
Investments are stated at market value based on the last reported sale price on national securities exchanges, or the NASDAQ Market, on the last business day of the period. Listed securities and securities traded on the over-the-counter markets that did not trade on the last business day are valued at the mean between the quoted bid and asked prices. Short-term securities, including all securities held by the Government Money Market Fund, are stated at amortized cost, which is substantially equivalent to market value.

(b)   Use of Estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires the Funds<i'> management to make estimates and assumptions that affect reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the results of operations during the reporting period. Actual results could differ from those estimates.

(c)   Federal Income Taxes
It is each Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no provision for federal income taxes is required.

Notes To Financial Statements June 30, 2000

The Funds intend to utilize provisions of the federal income tax laws which allow them to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At December 31, 1999, Monetta Intermediate Bond Fund had accumulated capital loss carry forwards for tax purposes of $28,202, which will expire on December 31, 2007.

Net realized gains or losses differ for financial reporting and tax purposes as a result of losses from wash sales, post October 31 losses which are not recognized for tax purposes until the first day of the following fiscal year, and losses and gains from real estate investment trusts.

(d)   General
Security transactions are accounted for on a trade date basis. Daily realized gains and losses from security transactions are reported on the first-in, first-out cost basis. Interest income is recorded daily on the accrual basis and dividend income on the ex-dividend date. Bond Discount/Premium is amortized on a straight line basis over the life of each applicable security. Income received from class action settlements is recorded as other income when received.

(e)   Distributions of Incomes and Gains
Distributions to shareholders are recorded by the Funds (except for the Government Money Market Fund) on the ex-dividend date. The Government Money Market Fund declares dividends daily and automatically reinvests such dividends daily. Due to inherent differences in the characterization of short-term capital gains under generally accepted accounting principles and for federal income tax purposes, the amount of distributable net investment income for book and federal income tax purposes may differ. These differences are permanent in nature and may result in distributions in excess of book basis net investment income for certain periods.

Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

For federal income tax purposes, a net operating loss recognized in the current year cannot be used to offset future year's net investment income. The Monetta Large-Cap Equity Fund and Monetta Mid-Cap Equity Fund had net operating losses for tax purposes of $56,522 and $109,495, respectively, which were offset by short-term capital gains and were reclassified from accumulated undistributed net investment loss to accumulated undistributed net realized gain. The Monetta Small-Cap Equity Fund had net operating losses for tax purposes of $63,347 which were reclassified from accumulated undistributed net investment loss to capital.

For the year ended December 31, 1999, the Monetta Balanced Fund, Monetta Intermediate Bond Fund, and Monetta Large-Cap Equity Fund paid long-term capital gains of $237,045, $10,251, and $195,944, respectively. For corporate shareholders of the Monetta Large-Cap Equity Fund, 31% of the income distributions for the year ended December 31, 1999, qualify for the dividend received deduction.

2.    RELATED PARTIES:
Robert S. Bacarella is an officer and director of the Funds and also an officer, director and majority shareholder of the investment advisor, Monetta Financial Services, Inc. (Advisor). For the six-months ended June 30, 2000, renumerations required to be paid to all interested directors or trustees has been absorbed by the Advisor. Fees paid to outside Directors or Trustees have been absorbed by the respective funds.

Each Fund pays an investment advisory fee to the Advisor based on that Fund's individual net assets, payable monthly at the annual rate of 1.0% for Monetta Fund; 0.75% for the Small-Cap, Mid-Cap, and Large-Cap Equity Funds; 0.40% for the Balanced Fund; 0.35% for Intermediate Bond Fund; and 0.25% for the Government Money Market Fund. From these fees the Advisor pays all the Funds' ordinary operating expenses other than the advisory fee, distribution charges (Trust only) and charges of the Funds' custodian and transfer agent. Investment advisory fees waived for the six-months ended June 30, 2000, for the Intermediate Bond Fund were $15,721 of total fees of $36,725. Investment advisory fees waived, and 12B-1 fees waived through June 30, 2000, for the Government Money Market Fund were $4,232, and $1,997, respectively.

Notes To Financial Statements June 30, 2000



Monetta Financial Services, Inc., as of June 30, 2000 owned 18,092 shares or 7.7% of the Small-Cap Fund, 46,045 shares or 7.6% of the Balanced Fund, 82,298 shares or 2.0% of the Government Money Market Fund and 7,629 shares or 1.7% of the Large-Cap Fund. Monetta Financial Services, Inc. owns less than 1% of the Intermediate Bond Fund, the Monetta Fund, and the Mid-Cap Equity Fund.

3.    CAPITAL STOCK AND SHARE UNITS:
There are 100,000,000 shares of $0.01 par value capital stock authorized for the Monetta Fund. There is an unlimited number of no par value shares of beneficial interest authorized for each series of the Trust.

                                                                  Government

                                            Large-
                          Small    Mid-Cap  Cap             Inter.  Money
                 Monetta  Cap      Equity   Equity  BalancedBond    Market
(In Thousands)   Fund     Fund     Fund     Fund    Fund    Fund    Fund

1999 beginning
shares           8,333    297      1,394    311     1,001   627     4,095

Shares sold      397      56       82       224     87      1,815   6,542

Shares issued upon
dividend
reinvestment     0        0        23       13      77      52      186


Shares redeemed  (2,756)  (109)    (543)    (85)    (584)   (554)   (7,123)

Net increase
(decrease)
in shares
outstanding      (2,359)  (53)     (438)    152     (420)   1,313   (395)

2000 Beginning
Shares           5,974    244      956      463     581     1,940   3,700

Shares sold      374      28       31       33      71      625     2,153

Shares issued upon
dividend
reinvestment     0        0        0        0       5       51      107

Shares redeemed  (673)    (37)     (47)     (53)    (53)    (447)   (1,843)

Net increase
(decrease) in shares
outstanding      (299)    (9)      (16)     (20)    23      229     417
Ending Shares    5,675    235      940      443     604     2,169   4,117

4.    PURCHASES AND SALES OF INVESTMENT SECURITIES:
The cost of purchases and proceeds from sales of securities for the six-month ended June 30, 2000, excluding short-term securities were: Monetta Fund, $192,055,995 and $195,159,382; Small-Cap Fund, $10,624,528 and $10,755,885;
Mid-Cap Fund, $17,581,676 and $17,539,689; Large-Cap Fund, $5,901,474 and
$5,821,981; Balanced Fund, $10,149,743 and $9,734,855; and Intermediate Bond Fund, $30,011,842 and $28,006,746. The cost of purchases and proceeds from the sales of government securities included in the preceding numbers were as follows: Balanced Fund, $300,984 and none; and Intermediate Bond Fund, $1,309,718 and $1,798,889.

5.    DISTRIBUTION PLAN:
The Trust and its shareholders have adopted a service and distribution plan (the Plan) pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plan permits the participating Funds to pay certain expenses associated with the distribution of their shares. Annual fees under the Plan of up to 0.25% for the Small-Cap, Mid-Cap, Large-Cap, Balanced, and Intermediate Bond Funds and up to 0.10% for the Government Money Market Fund are accrued daily. The distributor is Funds Distributor, Inc.

Notes To Financial Statements June 30, 2000



6.    FINANCIAL HIGHLIGHTS:
      Financial highlights for Monetta Fund for a share of capital stock outstanding throughout the period is presented below:

MONETTA FUND

                  Six Months      1999      1998     1997      1996      1995
                  Ended 6/30/00
                  (Unaudited)
Net asset value at
beginning of period     $22.711   $14.964   $17.274  $15.842   $15.591   $14.515

Net investment income
(loss)                  (0.058)   0.075     (0.104)  (0.041)   (0.079)   0.029

Net realized and
unrealized gain
 (loss) on investments  3.454     7.672     (1.554)  4.223     0.330     4.075

Total from investment
 operations:            3.396     7.747     (1.658)  4.182     0.251     4.104

Less:
Distributions from
net investment
income                  0.000     0.000     0.000    0.000     0.000     (0.028)

Distributions from
short-term capital
  gains, net (a)        0.000     0.000     (0.283)  (1.910)   0.000     (3.000)

Distributions from
net realized gains      0.000     0.000     (0.369)  (0.840)   0.000     0.000

Total distributions     0.000     0.000     (0.652)  (2.750)   0.000     (3.028)

Net asset value at
end of period           $26.107   $22.711   $14.964  $17.274   $15.842   $15.591

Total return            14.97%    51.80%    (9.03%)  26.18%    1.60%     28.02%

Ratio to average
net assets:

Expenses                1.33%     1.45%     1.36%    1.48%     1.38%     1.36%

Net investment income   (0.23%)   0.50%     (0.64%)  (0.24%)   (0.51%)   0.18%

Portfolio turnover      152.9%    210.9%    107.5%   97.8%     204.8%    272.0%

Net assets ($ millions) $148.1    $135.7    $124.7   $163.4    $211.5    $362.7

(a) Distributions of short-term capital gains are included as ordinary income for tax purposes.
The per share ratios are calculated using the weighted average number of shares outstanding during the period, except distributions which are based on shares outstanding at record date.

Notes To Financial Statements June 30, 2000


Financial highlights for each Fund of the Trust for a share outstanding throughout the period are as follows:


SMALL-CAP EQUITY FUND

                      Six Month                         2/1/97
                      Ended 6/30/00                     Through
                      (Unaudited)   1999       1998     12/31/97
Net asset value at beginning
of period                $21.831    $13.396    $13.900    $10.000

Net investment
income (loss)            (0.149)    (0.264)    (0.272)    (0.148)

Net realized and unrealized
Gain (loss ) on
investments              0.231      8.699      (0.136)    4.878

Total from investment
operations               0.082      8.435      (0.408)    4.730


Less:

Distributions from net
investment income        0.000      0.000      0.000      0.000

Distributions from short-term
capital gains, net (a)   0.000      0.000      (0.096)    (0.830)

Distributions from net
realized gains           0.000      0.000      0.000      0.000

Total distributions      0.000      0.000      (0.096)    (0.830)

Net asset value at
end of period            $21.913    $21.831    $13.396    $13.900

Total return*            0.37%      62.91%     (2.81%)    47.17%

Ratios to average net assets:

Expenses*                1.91%      2.36%      2.39%      1.75%

Net investment income*   (0.67%)    (1.82%)    (2.04%)    (1.13%)

Portfolio turnover       222.9%     265.0%     200.4%     138.8%

Net assets ($ thousands) $5,153     $5,332     $3,980     $2,518


MID-CAP EQUITY FUND

                     Six Month    1999     1998     1997     1996     1995
                   Ended 6/30/00
                    (Unaudited)
Net asset value at beginning
of period               $20.355   $13.571  $14.975  $14.814  $11.962  $12.199

Net investment
income (loss)           (0.049)   (0.099)  0.022    (0.045)  0.044    0.059

Net realized and unrealized
gain (loss) on
investments             3.060     7.225    (0.266)  4.296    2.852    2.874

Total from investment
operations              3.011     7.126    (0.244)  4.251    2.896    2.933

Less:
Distributions from net
Investment
Income                  0.000     0.000    (0.022)  0.000    (0.044)  (0.050)

Distributions from short-term
capital gains, net (a)  0.000     (0.342)  (0.477)  (1.452)  0.000    (2.990)

Distributions from net
realized gains          0.000     0.000    (0.661)  (2.638)  0.000    (0.130)

Total distributions     0.000     (0.342)  (1.160)  (4.090)  (0.044)  (3.170)

Net asset value at end
of period               $23.366   $20.355  $13.571  $14.975  $14.814  $11.962

Total return            14.84%    53.39%   (0.85%)  29.14%   24.20%   24.54%

Ratios to average net assets:
Expenses                1.18%     1.25%    1.21%    1.26%    1.23%    1.25%

Net investment
income                  (0.22%)   (0.67%)  0.15%    (0.28%)  0.32%    0.44%

Portfolio turnover      91.6%     170.4%   237.6%   137.8%   93.3%    254.4%

Net assets
($ thousands)           $21,959   $19,458  $18,920  $21,908  $17,338  $14,216

*Ratios and total return for the year of inception are calculated from the date of inception to the end of the period.
(a) Distributions of short-term capital gains are included as ordinary income for tax purposes.
The per share ratios are calculated using the weighted average number of shares outstanding during the period, except distributions that are based on shares outstanding at record date.

Notes To Financial Statements June 30, 2000

LARGE-CAP EQUITY FUND

                      Six Month                                         9/1/95
                     Ended 6/30/00                                      Through
                      (Unaudited)   1999      1998      1997     1996   12/31/95
Net asset value at beginning
of period                 $20.062   $13.437   $13.359   $12.266  $10.571  $10.000

Net investment
income (loss)             (0.091)   (0.147)   (0.068)   (0.007)  0.023    0.005

Net realized and unrealized
gain (loss) on
investments               1.092     7.297     1.074     3.250    2.928    0.570

Total from investment
Operations                1.001     7.150     1.006     3.243    2.951    0.575

Less:
Distributions from net
investment income         0.000     0.000     0.000     0.000    (0.023)  (0.004)

Distributions from short-term
capital gains,
net (a)                   0.000     (0.078)   (0.714)   (1.113)  (1.188)  0.000

Distributions from net
realized gains            0.000     (0.447)   (0.214)   (1.037)  (0.045)  0.000

Total distributions       0.000     (0.525)   (0.928)   (2.150)  (1.256)  (0.004)

Net asset value at end
of period                 $21.063   $20.062   $13.437   $13.359  $12.266  $10.571

Total return*             4.99%     53.98%    8.99%     26.64%   28.20%   5.74%

Ratios to average net assets:

Expenses*                 1.52%     1.66%     1.86%     1.51%    1.51%    0.69%

Net investment income*    (0.45%)   (0.91%)   (0.52%)   (0.05%)  0.31%    0.05%

Portfolio turnover        65.8%     81.4%     207.5%    123.2%   152.7%   38.2%

Net assets($ thousands)   $9,334    $9,298    $4,185    $4,265   $2,288   $1,072


BALANCED FUND

                    Six Month                                            9/1/95
                    Ended 6/30/00                                        Through
                    (Unaudited)   1999      1998      1997      1996     12/31/95
Net asset value at beginning
of period               $16.268   $14.476   $14.078   $12.643   $10.605   $10.000

Net investment
income (loss)           0.156     0.239     0.290     0.264     0.132     0.009

Net realized and unrealized
gain (loss) on
investments             0.706     3.741     0.838     2.398     2.598     0.602

Total from investment
Operations              0.862     3.980     1.128     2.662     2.730     0.611

Less:
Distributions from net investment
Income                  (0.150)   (0.265)   (0.286)   (0.224)   (0.132)   (0.004)

Distributions from short-term
capital gains,
net (a)                 0.000     (1.468)   (0.389)   (0.927)   (0.560)   (0.002)

Distributions from net
realized gains          0.000     (0.455)   (0.055)   (0.076)   0.000     0.000

Total distributions     (0.150)   (2.188)   (0.730)   (1.227)   (0.692)   (0.006)

Net asset value at end
of period               $16.980   $16.268   $14.476   $14.078   $12.643   $10.605

Total return*           5.28%     29.60%    8.59%     21.21%    25.94%    6.16%

Ratios to average net assets:

Expenses*               0.95%     0.95%     0.84%     1.02%     1.40%     0.91%

Net investment income*  0.94%     1.55%     2.06%     1.88%     1.54%     0.08%

Portfolio turnover      103.5%    71.3%     127.7%    115.9%    117.8%    54.8%

Net assets
($ thousands)           $10,262   $9,449    $14,489   $12,054   $2,336    $410

*Ratios and total return for the year of inception are calculated from the date of inception to the end of the period.
(a) Distributions of short-term capital gains are included as ordinary income for tax purposes.
The per share ratios are calculated using the weighted average number of shares outstanding during the period, except distributions that are based on shares outstanding at record date.

Notes To Financial Statements June 30, 2000

INTERMEDIATE BOND FUND

                     Six Month      1999      1998      1997      1996      1995
                     Ended 6/30/00
                     (Unaudited)
Net asset value at beginning
of period                $10.244    $10.652   $10.445   $10.208   $10.244   $9.624

Net investment
Income                   0.342      0.602     0.592     0.599     0.612     0.655

Net realized and unrealized gain
(loss)on investments     (0.204)    (0.435)   0.269     0.278     0.019     0.740

Total from investment
Operations               0.138      0.167     0.861     0.877     0.631     1.395

Less:

Distributions from net
investment income        (0.340)    (0.565)   (0.577)   (0.592)   (0.612)   (0.655)

Distributions from short-term
Capital gains,
net (a)                  0.000      (0.004)   (0.038)   (0.047)   (0.055)   (0.120)

Distributions from net realized
Gains                    0.000      (0.006)   (0.039)   (0.001)   0.000     0.000

Total distributions      (0.340)    (0.575)   (0.654)   (0.640)   (0.667)   (0.775)

Net asset value at end
of period                $10.042    $10.244   $10.652   $10.445   $10.208   $10.244

Total return             1.40%      1.60%     8.38%     8.91%     6.46%     14.84%

Ratios to average net assets:

Expenses-Net             0.54%      0.54%     0.55%     0.65%     0.55%     0.27%

Expenses-Gross(b)        0.61%      0.74%     0.75%     0.87%     0.85%     0.75%

Net investment
income-Net               3.38%      5.78%     5.59%     5.82%     5.75%     5.94%

Net investment income
-Gross (b)               3.30%      5.58%     5.39%     5.60%     5.45%     5.46%

Portfolio turnover       77.5%      115.2%    52.0%     96.7%     28.9%     75.1%

Net assets
($ thousands)            $21,781    $19,873   $6,676    $3,933    $2,769    $3,589

GOVERNMENT MONEY MARKET FUND

                    Six Month      1999     1998     1997     1996     1995
                    Ended 6/30/00
                    (Unaudited)
Net asset value at beginning
of period                 $1.000   $1.000   $1.000   $1.000   $1.000   $1.000

Net investment
Income                    0.028    0.047    0.051    0.050    0.049    0.059

Net realized and unrealized gain
(loss)on investments      0.000    0.000    0.000    0.000    0.000    0.000

Total from investment
Operations                0.028    0.047    0.051    0.050    0.049    0.059

Less:

Distributions from net
investment income         (0.028)  (0.047)  (0.051)  (0.050)  (0.049)  (0.059)

Distributions from short-term
capital gains,
net (a)                   0.000    0.000    0.000    0.000    0.000    0.000

Distributions from net realized
Gains                     0.000    0.000    0.000    0.000    0.000    0.000

Total distributions       (0.028)  (0.047)  (0.051)  (0.050)  (0.049)  (0.059)

Net asset value at end
of period                 $1.000   $1.000   $1.000   $1.000   $1.000   $1.000

Total return              2.78%    4.85%    5.24%    5.15%    5.06%    5.87%

Ratios to average net assets:

Expenses - Net            0.48%    0.35%    0.32%    0.39%    0.31%    0.07%

Expenses-Gross(b)         0.63%    0.70%    0.68%    0.76%    0.67%    0.59%

Net investment
income-Net                2.76%    4.71%    5.11%    5.02%    4.95%    5.96%

Net investment
income-Gross (b)          2.60%    4.36%    4.76%    4.65%    4.59%    5.17%

Portfolio turnover        N/A      N/A      N/A      N/A      N/A      N/A

Net assets
($ thousands)             $4,117   $3,700   $4,095   $4,464   $6,232   $4,393

(a) Distributions of short-term capital gains are included as ordinary income for tax purposes.
(b) Ratios of expenses and net income adjusted to reflect investment advisory fees and charges of the Trust's custodian and transfer agent assumed by the investment advisor.
The per-share ratios are calculated using the weighted average number of shares outstanding during the period, except distributions which are based on shares outstanding at record date.

MONETTA FAMILY OF MUTUAL FUNDS
1776-A SOUTH NAPERVILLE ROAD
SUITE 100
WHEATON, IL 60187-8133